         The following material was compiled on a confidential basis for use solely by the Special Committee of the Board of Directors of Syratech Corporation (the "Company") in evaluating a potential transaction involving Thomas H. Lee Company or its affiliates and not with a view to public disclosure or filing thereof under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Federal Securities Laws"). This material was prepared for a specific use by specific persons and was not prepared to conform with any disclosure standards under the Federal Securities Laws. Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") nor any of its officers, directors, employees, affiliates, advisors, agents or representatives warrants the accuracy or completeness of any of the material which follows. Nothing contained in the accompanying material is, or shall be relied upon as, a promise or representation as to the past, present or future.

        It should be understood that any estimates, valuations and/or projections contained in the accompanying material relating to the Company were prepared or derived from information supplied by the Company and that Merrill Lynch has not assumed any responsibility for independent verification of any such estimates, valuations and/or projections. Accordingly, no representation or warranty can be or is made by Merrill Lynch as to the accuracy or achievability of any such estimates, valuations and/or projections.

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
PRESENTATION TO

THE SPECIAL COMMITTEE OF
THE BOARD OF DIRECTORS OF

SILVER CORPORATION

OCTOBER 21, 1996

PROJECT SILVER
--------------------------------------------------------------------------------
TABLE OF CONTENTS

     1. Summary of Offer

     2. Public Market Valuation Considerations

     3. SILVER Management Projections

     4. SILVER Stock Price Performance

     5. SILVER Valuation Analysis


     Appendix

     A. Public Comparables Analysis

     B. Comparable Acquisitions Analysis

     C. Discounted Cash Flow Analysis

     D. Leveraged Buyout Analysis

     E. Strategic Acquiror Pro Forma Analyses

     F. SILVER Shareholder Profile

[Merrill Lynch Logo]____________________________________________________________

                                [Section Break]

--------------------------------------------------------------------------------

                                SUMMARY OF OFFER

--------------------------------------------------------------------------------

PROJECT SILVER
--------------------------------------------------------------------------------

Summary of Offer Value
(dollars in millions, except per share)

        T.H. Lee Offer Price Per Share                       $   32
        Shares Outstanding (a)                                8.676
        Options Outstanding (a)                               0.338
                                                             ------
                OFFER VALUE                                  $288.4

        Plus: Average Debt Outstanding (b)                     37.6
        Less: Average Cash Balance (c)                         (6.2)
        Less: Option Proceeds @
            Avg. Exercise Price of $12.38 (d)                  (4.2)
                                                             ------
                TRANSACTION VALUE                            $315.6
                                                             ======

----------------
(a) As of June 30, 1996. Source: Form S-3 draft dated 9/12/96.
(b) Average 1996 seasonal working capital borrowings, as provided by management.
(c) Average 1996 cash balances, as provided by management.
(d) Mid-point of exercise price range. Source: Form S-3 draft dated 9/12/96.

[Merrill Lynch Logo]____________________________________________________________

                                                                             1-1

PROJECT SILVER
--------------------------------------------------------------------------------

SUMMARY OF OFFER MULTIPLES
(dollars in millions, except per share)
        T.H. Lee Offer Price                                 $32.00
        ------------------------------------------------------------
        Premium to 10/18/96 Price ($26.25)                     21.9%
        Premium to 10/14/96 Price ($23.625)                    35.4%
        Premium to 20 Day Average to 9/24/96                   36.7%
        Offer Price/1996E EPS                                  17.1x
        Offer Price/1997E EPS                                  11.3x
        ------------------------------------------------------------

        Transaction Value                                    $315.6
        ------------------------------------------------------------
        Transaction Value/1996E EBITDA                          9.9x
        Transaction Value/1997E EBITDA                          7.1x

        Transaction Value/1996E EBIT                           11.5x
        Transaction Value/1997E EBIT                            8.1x

        Transaction Value/1996E Sales                          1.12x
        Transaction Value/1997E Sales                          0.97x
        ------------------------------------------------------------

[Merrill Lynch Logo]____________________________________________________________

                                                                             1-2

PROJECT SILVER
--------------------------------------------------------------------------------

Summary of Trading Multiples
(millions, except per share)

          SILVER Price Per Share (10/18/96)                  $26.25
            52 Week High                                     $27.63
            52 Week Low                                      $19.75

          Shares Outstanding (a)                              8.676

          Market Value                                       $227.7
          Plus: Average Debt Outstanding (b)                   37.6
          Less: Average Cash Balance (c)
                                                               (6.2)
                                                             ------
          Market Capitalization                              $259.1 (e)
                                                             ======

    Market Value as Multiple of: (d)             Market Capitalization as Multiple of: (d)(e)
    --------------------------------             --------------------------------------------
    1996E EPS               14.0x                   1996E EBITDA                  8.1x
    1997E EPS                9.2x                   1997E EBITDA                  5.9x

                                                    1996E EBIT                    9.4x
                                                    1997E EBIT                    6.7x

                                                    1996E Sales                  0.92x
                                                    1997E Sales                  0.79x

(a) As of June 30, 1996. Source: Form S-3 draft dated 9/12/96.
(b) Average 1996 seasonal working capital borrowings, as provided by management.
(c) Average 1996 cash balances, as provided by management.
(d) Based on projections presented to Merrill Lynch on October 1, 1996.
(e) As of 6/30/96, total debt was $56.4 MM and cash balances were $3.4 MM. Current market capitalization based on actual net debt is therefore $280.7 MM resulting in a 1996E EBITDA multiple of 8.8x and a
    1997E EBITDA multiple of 6.3x.

[Merrill Lynch Logo]____________________________________________________________

                                                                             1-3

                                [Section Break]

-------------------------------------------------------------------------------

                    PUBLIC MARKET VALUATION CONSIDERATIONS

-------------------------------------------------------------------------------

PROJECT SILVER
-------------------------------------------------------------------------------
PUBLIC MARKET VALUATION CONSIDERATIONS

At its current stock price of $26.25, SILVER is undervalued by the market. The following factors contribute to SILVER's low valuation:

  [Bullet] Small public float. Insiders hold 42% and institutions hold 40%.

                         SILVER SHAREHOLDERS PROFILE
                         ---------------------------

                                 [Pie Chart]

                           Insiders             42%
                           Public               18%
                           Institutions         40%


  [Bullet] Average daily volume was only 5,705 shares over the past 20 days.

  [Bullet] Lack of research coverage. Last research report by C.L. King dated
           July 26, 1996. No major Wall Street firm covers SILVER.

  [Bullet] Limited interaction with investment community, therefore limited opportunity to tell SILVER's "story".

  [Bullet] Low growth industry. No true "pure play" comparable among publicly traded companies.


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                                                                            2-1

PROJECT SILVER
-------------------------------------------------------------------------------
PUBLIC MARKET VALUATION CONSIDERATIONS (cont'd)


   [Bullet] Significant growth opportunities exist that may not be factored into SILVER's stock price:

        [Triangle bullet] integration of recent acquisitions: Rauch, Silvestri,
                          C.J. Vander, Farberware

        [Triangle bullet] expanded distribution

        [Triangle bullet] new product introduction

        [Triangle bullet] continued investment in technology and productivity

        [Triangle bullet] additional acquisitions


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                                                                            2-2

PROJECT SILVER
-------------------------------------------------------------------------------
P/E TO GROWTH RATE ANALYSIS

                                 [LINE CHART]


1996E P/E

  23.0x
                                       ---
                                       ---
  21.0x                             Rubbermaid

  19.0x                                              Newell
                                                      ---
                                                      ---
                                    Tupperware ---
  17.0x                                        ---

  15.0x             American Greetings
                                                                       ---
                               ---                                     ---
           CSS Industries ---  ---                                    SILVER
                          ---
  13.0x                              --- Ekco
                                     ---    --- Stanhome
                                            ---

                          Libbey  ---   ---
  11.0x             Lifetime Hoan ---   ---
        --- Oneida                    Dept. 56
        ---
   9.0x

   7.0x

   5.0x

             8%       10%       12%       14%       16%       18%       20%

                          5 YEAR EPS GROWTH RATE(a)

  -------------
  (a) Source: IBES

[MERRILL LYNCH LOGO]-----------------------------------------------------------
                                                                            2-3

PROJECT SILVER
--------------------------------------------------------------------------------
P/E TO GROWTH RATE ANALYSIS


                         [BAR CHART]


               1996 P/E / 5 Year Est. EPS Growth

2.00x

        Rubbermaid                                 1.73x

1.50x   CSS
        Industries                                 1.38x

        Newell                                     1.25x

        Tupperware American
                   Greetings                       1.23x
                                                   1.15x
        Oneida                                     1.10x

        Ekco
        Group                                      1.03x
1.00x
        Libbey                                     0.99x

        Lifetime
        Hoan                                       0.96x

        Dept. 56                                   0.90x

        Stanhome                                   0.87x

        SILVER                                     0.72x
0.50x






0.00x




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                                                                             2-4

                                 SECTION BREAK

--------------------------------------------------------------------------------

                        SILVER MANAGEMENT PROJECTIONS

--------------------------------------------------------------------------------

PROJECT SILVER
--------------------------------------------------------------------------------

Summary of SILVER Management Projections(a)
(dollars in millions, except per share)

                                 HISTORICAL
                              FYE DECEMBER 31,  PRO FORMA(b)              PROJECTED FYE DECEMBER 31,
                              ----------------      FYE        ------------------------------------------------     1996-2001
                               1994      1995      1996E       1997(c)      1998      1999      2000      2001        CAGR
                              ------    ------    ------       ------      ------    ------    ------    ------       -----

Net Sales                     $147.3    $169.5    $282.4       $326.8      $367.7    $408.1    $451.0    $496.1       11.9%
  % Growth                        --      15.1%     66.6%        15.7%       12.5%     11.0%     10.5%     10.0%

Gross Profit                    42.7      49.7      79.4         95.1       106.6     118.8     131.7     145.4       12.9%
  Gross Margin                  29.0%     29.3%     28.1%        29.1%       29.0%     29.1%     29.2%     29.3%

Selling & Administrative
  Expenses                      31.6      34.2      54.5         58.8        66.2      73.5      81.2      89.3       10.4%
  % of Sales                    21.5%     20.2%     19.3%        18.0%       18.0%     18.0%     18.0%     18.0%

EBITDA                          14.3      18.7      32.0         44.2        49.2      54.7      60.5      67.2       16.0%
  EBITDA Margin                  9.7%     11.0%     11.3%        13.5%       13.4%     13.4%     13.4%     13.5%

EBIT                            11.1      15.4      27.5         38.8        43.4      48.3      53.5      59.6       16.7%
  EBIT Margin                    7.5%      9.1%      9.7%        11.9%       11.8%     11.8%     11.9%     12.0%

Net Income                    $  7.9    $ 13.2    $ 16.4       $ 25.0      $ 28.0    $ 31.3    $ 35.3    $ 39.9       19.5%
  Net Income Margin              5.3%      7.8%      5.8%         7.6%        7.6%      7.7%      7.8%      8.0%

EPS                           $ 1.69    $ 3.91    $ 1.87       $ 2.84      $ 3.19    $ 3.56    $ 4.01    $ 4.54       19.5%
  EPS Growth                      --     134.4%    -52.3%        52.2%       12.2%     11.8%     12.7%     13.1%

Depreciation & Amortization   $  3.3    $  3.3    $  4.5       $  5.4      $  5.8    $  6.4    $  7.0    $  7.6
Capital Expenditures(d)         (2.6)     (2.7)    (17.8)       (20.8)       (5.6)     (6.1)     (6.7)     (7.4)
Change In Working Capital       24.1     (10.1)    (38.7)       (11.1)      (15.6)    (14.2)    (14.1)    (13.9)
                              ------    ------    ------       ------      ------    ------    ------    ------
Net Cash Flow                 $ 32.6    $  3.7    $(35.6)      $ (1.5)     $ 12.6    $ 17.4    $ 21.4    $ 26.3

-----------------
(a) SILVER management projections presented to Merrill Lynch on October 1, 1996.
(b) Pro forma for the acquisition of Rauch, Silvestri, C.J. Vander and Farberware. Excludes gain on Farberware transaction of $11.9 million and sales of Farberware inventory of $6.0 million, but includes $2.6 million of Farberware licensing royalties.
(c) Adjusted to exclude $0.25 million of Farberware inventory sales.
(d) 1996 and 1997 Capital Expenditures include the construction of a West Coast distribution facility, expansion of
    SILVER's East Boston facility, machinery and equipment for Rauch and C.J. Vander and a building for C.J. Vander.

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                                                                             3-1

--------------------------------------------------------------------------------

                         SILVER STOCK PRICE PERFORMANCE

--------------------------------------------------------------------------------

PROJECT SILVER
--------------------------------------------------------------------------------
Daily Stock Price and Trading Volume from 10/18/95 to 10/18/96


[Graphic]


[Graphic]

[MERRILL LYNCH LOGO]
                   -------------------------------------------------------------

                                                                             4-1

PROJECT SILVER
--------------------------------------------------------------------------------
Weekly Stock Price and Trading Volume from 12/18/92 to 10/18/96


[Graphic]


[Graphic]

[MERRILL LYNCH LOGO]
                   -------------------------------------------------------------

                                                                             4-2

PROJECT SILVER
--------------------------------------------------------------------------------
Analysis of Trading Volume, from 10/18/95 to 10/18/96


[Graphic]


[Graphic]


--------------------------------------------------------------------------------

                                                                             4-3

--------------------------------------------------------------------------------

                           SILVER VALUATION ANALYSIS

--------------------------------------------------------------------------------

PROJECT SILVER
--------------------------------------------------------------------------------
SILVER Valuation Summary

[Bar Graph]
                                                      $35
                                            Merrill Lynch Reference Range       T.H. Lee Offer Price      Current Price
                                                       $30                               $32                   $26.25
                          -------------------------------------------------------------------------------------------------------
                                                           90%-110%                       6x-8x          Financing
                                          10.5x-12x       1996 P/E to      9x-11x     Terminal EBITDA;      and          1997E
                                           1997 EPS         5 Yr         1996 EBITDA    11.0%-12.0%       Return          EPS
                                          of $2.84        Growth Rate     of $32MM      Discount Rate   Constraints    Breakeven
                          -------------------------------------------------------------------------------------------------------
                                                            P/E To                                                    Strategic
                            Silver          Public          Growth      Comparable                       Maximum       Acquiror
                           52 Week        Comparables        Rate       Acquisitions                       LBO        Pro Forma
                           High/low        Analysis        Analysis      Analysis           DCF          Analysis      Analysis
                           --------       -----------      --------     ------------        ---          --------     ----------
SILVER Value Per Share   $27.63-19.75       $34-$30         $40-$33        $36-$29         $39-$28        $33-$30       $50-$28

[Merrill Lynch Logo]____________________________________________________________

                                                                             5-1

PROJECT SILVER
--------------------------------------------------------------------------------

ACQUISITION PRICING MATRIX
(dollars in millions, except per share data)

                                                                             OFFER VALUE AS MULTIPLE OF:
                                                             ----------------------------------------------------------
  OFFER        OFFER       OFFER      NET     TRANSACTION      1996E         1996E     1997E        1996E       1996E
  PRICE       PREMIUM      VALUE    DEBT (A)     VALUE       NET INCOME       EPS       EPS       CASH FLOW  BOOK VALUE
  -----       -------      -----    --------  -----------    ----------      -----     -----      ---------  ----------
 $26.250        0.0%       236.6     $27.2      $263.8          13.7x         14.0x     9.2x        10.9x       1.36x
  28.000        6.7%       252.4     $27.2       279.6          14.6          15.0      9.9         11.6        1.46
  30.000       14.3%       270.4     $27.2       297.6          15.6          16.0     10.6         12.4        1.56
 -----------------------------------------------------------------------------------------------------------------------
  32.000       21.9%       288.5     $27.2       315.7          16.7          17.1     11.3         13.2        1.66
 -----------------------------------------------------------------------------------------------------------------------
  34.000       29.5%       306.5     $27.2       333.7          17.7          18.2     12.0         14.1        1.77
  36.000       37.1%       324.5     $27.2       351.7          18.8          19.3     12.7         14.9        1.87
  38.000       44.8%       342.6     $27.2       369.8          19.8          20.3     13.4         15.7        1.98
  40.000       52.4%       360.6     $27.2       387.8          20.8          21.4     14.1         16.5        2.08
  42.000       60.0%       378.6     $27.2       405.8          21.9          22.5     14.8         17.4        2.18
  44.000       67.6%       396.6     $27.2       423.8          22.9          23.5     15.5         18.2        2.29

    TRANSACTION VALUE AS MULTIPLE OF:
    --------------------------------
      1996E      1996E      1996E
      SALES      EBITDA      EBIT
      -----      ------     -----
      0.93x       8.2x        9.6x
      0.99        8.7        10.2
      1.05        9.3        10.8
      ----------------------------
      1.12        9.9        11.5
      ----------------------------
      1.18       10.4        12.1
      1.25       11.0        12.8
      1.31       11.6        13.4
      1.37       12.1        14.1
      1.44       12.7        14.8
      1.50       13.2        15.4

---------------------------------------------------------------------------------------------------------------------------------
SILVER 1996E(b) Data                              $17.3     $1.87    $2.84    $21.8      $173.4    $282.4      $32.0       $27.5
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Mean Public Comparable Multiples                   16.6x     14.2x    12.4x     9.6x       2.01x     1.36x       8.0x       10.8x
Mean Acquisition Comparable Multiples              15.8x       --       --       --        3.36x     1.00x       8.7x       12.3x
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(a) Based on estimated net debt as of December 31, 1996, calculated as follows:
                       Average Seasonal Working Capital Borrowings     $37.6 million
                       Less: Average Cash Balances                      (6.2)
                       Less: Options Proceeds                           (4.2)
                       Net Debt                                        $27.2 million

(b) Pro forma for Rauch, Silvestri, C.J. Vander and Farberware acquisitions

                                                                             5-2

PROJECT SILVER
--------------------------------------------------------------------------------

Public Comparables Analysis(1)
[Bar Graph]
1996 P/E(2)
                                        T.H. Lee Offer Price             17.1x
                                                American       CSS                                           Lifetime
Rubbermaid    Newell   Tupperware   SILVER(3)   Greetings   Industries   Ekco   Stanhome   Libbey   Dept.56    Hoan     Oneida
----------    ------   ----------   ---------   ---------   ----------   ----   --------   ------   -------  --------   ------
  22.4x       18.7x       17.2x       14.0x       13.8x        13.8x     13.4x   12.2x      11.9x    11.7x     11.6x     9.9x

[Bar Graph]
1997 P/E(2)
                                        T.H. Lee Offer Price             11.3x
                                        American      CSS                                   Lifetime   General
Rubbermaid   Ekco   Newell  Tupperware  Greetings  Industries  Libbey   Dept.56   Stanhome    Hoan    Housewares  SILVER(3)  Oneida
----------   ----   ------  ----------  ---------  ----------  ------   -------   --------  --------  ----------  ---------  ------
  18.3x      17.0x  16.2x     15.2x       12.3x       11.5x     10.4x    10.3x     10.3x      9.6x       9.3x       9.2x      8.0x

--------------------
(1) Earnings estimates from First Call and calendarized to December year-ends, except for Oneida which is from Zack's and is for a
    January year-end.
(2) General Housewares has a projected loss in 1996.
(3) SILVER estimates from the Company, and 1996 is pro forma for the Rauch and Farberware transactions.

[Merrill Lynch Logo]____________________________________________________________

                                                                             5-3

PROJECT SILVER
--------------------------------------------------------------------------------

Public Comparables Analysis
[Bar Graph]
1996E EBITDA Multiples
                                        T.H. Lee Offer Price             9.9x

                                                American                                  Lifetime     CSS        General
Tupperware    Newell   Rubbermaid   SILVER(3)   Greetings   Dept.56    Libbey   Stanhome    Hoan    Industries   Housewares   Ekco
----------    ------   ----------   ---------   ---------   -------    ------   --------  --------  ----------   ----------   ----
  10.3x        9.5x        8.3x        8.1x        7.4x       7.3x      6.6x      6.4x      6.1x       5.7x         4.3x      3.9x

---------------------
(a) EBITDA estimates are from research reports, and where not provided, depreciation and amortization are LTM; data for Oneida not available.
(b) Based on SILVER 1996E pro forma EBITDA.

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                                                                             5-4

PROJECT SILVER
-------------------------------------------------------------------------------
P/E TO GROWTH RATE ANALYSIS

                                 [LINE CHART]


1996E P/E

  23.0x
                                       ---
                                       ---
  21.0x                             Rubbermaid

  19.0x                                              Newell        T.H. Lee
                                                      ---          Offer Price
                                    Tupperware ---    ---                  17.1
  17.0x                                        ---

  15.0x             American Greetings
                                                                          ---
                               ---                                        ---
           CSS Industries ---  ---                                       SILVER
                          ---
  13.0x                              --- Ekco
                                     ---         --- Stanhome
                                                 ---
                          Libbey  ---   ---
  11.0x             Lifetime Hoan ---   ---
        --- Oneida                     Dept. 56
        ---
   9.0x

   7.0x

   5.0x

             8%       10%       12%       14%       16%       18%       20%

                          5 YEAR EPS GROWTH RATE(a)

  -------------
  (a) Source: IBES.

[MERRILL LYNCH LOGO]-----------------------------------------------------------
                                                                            5-5

PROJECT SILVER
-------------------------------------------------------------------------------
P/E TO GROWTH RATE ANALYSIS



                                                                   1996 P/E
                                                        5 YEAR     TO 5 YEAR
                                                       EST. EPS    EST. EPS
                                           1996 P/E     GROWTH      GROWTH
                                           --------    --------     ------
     LARGE CAPITALIZATION
     --------------------

        AMERICAN GREETINGS                   13.8x        12%         1.15x
        NEWELL CO.                           18.7         15%         1.25
        RUBBERMAID INCORPORATED              22.4         13%         1.73
        TUPPERWARE CORP.                     17.2         14%         1.23

                                -------------------------------------------
                                MEAN         18.1x        14%         1.34x
                                MEDIAN       18.0         14%         1.24
                                -------------------------------------------

     SMALL CAPITALIZATION
     --------------------

        CSS INDUSTRIES INC.                  13.8x        10%         1.38x
        DEPARTMENT 56, INC.                  11.7         13%         0.90
        EKCO GROUP INC.                      13.4         13%         1.03
        GENERAL HOUSEWARES(a)                  NM         13%           NM
        LIBBEY INC.                          11.9         12%         0.99
        LIFETIME HOAN CORP.                  11.6         12%         0.96
        ONEIDA LTD.                           9.9          9%         1.10
        STANHOME INC.                        12.2         14%         0.87

                                -------------------------------------------
                                MEAN         12.1x        12%         1.03x
                                MEDIAN       11.9         13%         0.99
                                -------------------------------------------

        SILVER(b)                            14.0x        19%         0.72x


----------

(a)  General Housewares has a projected loss in 1996.
(b)  1996-2001 CAGR.



[MERRILL LYNCH LOGO]-----------------------------------------------------------
                                                                            5-6

PROJECT SILVER
--------------------------------------------------------------------------------
P/E TO GROWTH RATE ANALYSIS


        SILVER 5 Year Estimated EPS Growth Rate(a)            19.4%

        Comparable P/E to Growth Rate(b)              90%       --       110%

        Estimated 1996E P/E                         17.5x       --      21.3x

        SILVER 1996E EPS(a)                                  $1.87

        -----------------------------------------------------------------------
        VALUE PER SILVER SHARE                    $32.65              $39.91
        -----------------------------------------------------------------------

--------

(a)  Based on management projections.
(b) Based on 1996 P/E to 5 year growth rate ratios of CSS Industries, Department 56, Ekco Group, Libbey, Lifetime Hoan, Oneida, and Stanhome.



[MERRILL LYNCH LOGO]-----------------------------------------------------------
                                                                            5-7

PROJECT SILVER
--------------------------------------------------------------------------------
COMPARABLE ACQUISITIONS ANALYSIS

                                 [BAR CHART]


LTM EBITDA MULTIPLE
Newell Co./Holson Burnes Group Inc.                                  11.1x

General Housewares Corp./OXO International LP                         9.7x

Newell Co./Intercraft Industries Corp.                                9.2x

Ekco Group Inc./Frem Corp.                                            8.1x

Libbey Inc./Syracuse China Corp. (The Pfaltzgraff Co.)                7.6x

Paper Magic Group/Spearhead Industries Inc.                           6.6x

T.H. Lee Offer Price(a)                                               9.9x

---------

(a) Based on 1996E EBITDA.



[MERRILL LYNCH LOGO]-----------------------------------------------------------
                                                                            5-8

PROJECT SILVER
--------------------------------------------------------------------------------
COMPARABLE ACQUISITIONS ANALYSIS

                                 [BAR CHART]


LTM SALES MULTIPLE

Glacier Holdings Inc./Stylemaster Inc.                                  1.71x

SILVER/Rauch Industries Inc.                                            1.61x

General Housewares Corp./OXO International LP                           1.39x

Newell Co./Intercraft Industries Corp.                                  1.24x

Ekco Group Inc./Frem Corp.                                              1.14x

Libbey Inc./Syracuse China Corp. (The Pfaltzgraff Co.)                  1.10x

General Housewares Corp./Olfa Products Corp.,
  Walter Absil Co. Ltd.                                                 0.91x

Brown-Forman Corp./Dansk International Designs Ltd.                     0.80x

Paper Magic Group/Spearhead Industries Inc.                             0.64x

Newell Co./Holson Burnes Group Inc.                                     0.60x

Frederick Cooper PLC/Bonny Products Inc.
  (American Brands Inc.)                                                0.46x

James River Corp. of Virginia/Mennen Co-Paper Products Business
  (Colgate-Palmolive Co.)                                               0.40x

T.H. Lee Offer Price(a)                                                 1.12x

---------

(a) Based on 1996E Sales



[MERRILL LYNCH LOGO]-----------------------------------------------------------
                                                                            5-9

PROJECT SILVER
-------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS




                                 [LINE GRAPH]


        ----------------------
        EBITDA MULTIPLE METHOD
        ----------------------


                            Value per SILVER Share

Discount Rate       10.5%           11.5%              12.5%

6x LTM EBITDA       $30.33                             $27.54
                                   $33.39
8x LTM EBITDA       $39.73                             $36.13

T.H. Lee Offer Price                                   $32




[MERRILL LYNCH LOGO]-----------------------------------------------------------
                                                                           5-10

PROJECT SILVER
--------------------------------------------------------------------------------
MAXIMUM LBO ANALYSIS



    -----------------------------------------------------------------------
        HYPOTHETICAL CONSTRAINTS
    -----------------------------------------------------------------------
    [Bullet] 1996 EBITDA/Interest Coverage                             1.6x

    [Bullet] Minimum 5 Year Return on Equity                            20%

    [Bullet] Maximum Bank Debt Repayment Period                     7 years

    [Bullet] Minimum Equity Investment                                  20%
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
        RESULTS
    -----------------------------------------------------------------------
    [Bullet] Offer Value for Equity                                 $32 per
                                                                     share

    [Bullet] Capital Structure

                8.5% Bank Term Loan                  $ 40MM           13%
                7.5% Working Capital Revolver        $ 43MM           14%
                11.5% Senior Subordinated Notes      $100MM           33%
                13.0% PIK Preferred                  $ 50MM           17%
                Common Equity                        $ 67MM           22%
    -----------------------------------------------------------------------




[MERRILL LYNCH LOGO]-----------------------------------------------------------

                                                                            5-11

PROJECT SILVER
-------------------------------------------------------------------------------

POTENTIAL STRATEGIC ACQUIROR PRO FORMA ANALYSIS
(DOLLARS IN MILLIONS, EXCEPT PER SHARE)

                                                                          1997E EPS (a)
                                                                    BREAKEVEN PURCHASE PRICE
                                                             EST.   ------------------------
                                               NET DEBT/   BORROWING     CASH      STOCK
POTENTIAL ACQUIROR     MKT. CAP.   1997E P/E   MKT. CAP.     RATE      PURCHASE   POOLING
------------------     ---------   ---------  ----------   ---------   --------  -----------
American Greetings      $2,645.3     12.3x       15.9%         7%        $46        $34
CSS Industries, Inc.       267.5     11.5         6.8          9          39         32
Department 56, Inc.        648.2     10.3        16.1          9          39         28
Newell Co.               5,782.5     16.2        16.3          7          46         45
Rubbermaid Inc.          3,820.8     18.3         5.9          7          46         50
Stanhome Inc.              599.9     10.3        17.6          9          39         29
Tupperware Corp.         3,105.8     15.2         6.2          7          46         42


------------

(a) Assumes no synergies or cost savings.


                                 SECTION BREAK

--------------------------------------------------------------------------------

                                         APPENDIX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PUBLIC COMPARABLES ANALYSIS

--------------------------------------------------------------------------------

                                 PROJECT SILVER

                         Analysis of Selected Companies

                                     Comparative Multiples and Imputed Values
                                     ----------------------------------------
                                (dollar amounts in millions except per share data)



                             MARKET MULTIPLE ANALYSIS FOR SELECTED INDUSTRY COMPARABLES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              ---MARKET CAP. AS A
                                                       ---MARKET VALUE AS A MULTIPLE OF:----              MULTIPLE OF:---  1996 P/E/
                                                         LTM   1996    1997    LTM     LFQ                         1996      5-YR.
                  PRICE            MARKET     MARKET   NET TO   EPS     EPS    CASH   COMMON   LTM    LTM    LTM  EBITDA   EST. EPS
   COMPANIES    18-OCT-96  SHARES  VALUE     CAP.(a)   COMMON EST.(b) EST.(b) FLOW(c) EQUITY  EBITDA  EBIT  SALES EST.(f)   GROWTH
--------------- ---------  ------  ------   --------   ------ ------- ------- ------- ------  ------ -----  ----- -------  ---------
AMERICAN
  GREETING-CL A   $29.75    74.8  $2,224.1  $2,645.3    15.9x  13.8x   12.3x   12.5x   1.78x   8.5x  11.1x  1.32x   7.4x     1.15x
CSS INDS INC       23.25    10.7     249.3     267.5    26.6   13.8    11.5    33.8    1.66    8.7   11.9   0.90    5.7      1.38
DEPARTMENT 56,
  INC.-SER A       25.25    21.5     544.1     648.2    10.2   11.7    10.3     9.3    3.03    6.2    6.7   2.51    7.3      0.90
EKCO GROUP INC.     3.97    18.5      69.4     202.2    20.2   13.4    17.0     2.5    0.53    4.6    8.9   0.75    3.9      1.03
GENERAL
  HOUSEWARES        9.75     4.1      39.5      68.0    80.2     NM     9.3     8.2    0.84    7.6   16.2   0.60    4.3        NM
LIBBEY INC.        25.00    15.0     375.8     613.7    11.9   11.9    10.4     7.6      NM    7.0    9.1   1.56    6.6      0.99
LIFETIME HOAN
  CORP              9.13    11.3     102.9     114.9    14.5   11.6     9.6    12.9    1.58    8.6    9.4   1.33    6.1      0.96
NEWELL CO.         30.50   158.8   4,842.9   5,782.5    20.9   18.7    16.2    11.1    3.58   10.5   13.2   2.16    9.5      1.25
ONEIDA LTD         14.88    11.1     165.3     285.3    10.0    9.9     8.0     5.2    1.53    5.6    8.0   0.57   #N/A      1.10
RUBBERMAID
  INCORPORATED     24.00   149.8   3,594.4   3,820.8    22.2   22.4    18.3    13.7    3.69   10.1   13.8   1.64    8.3      1.73
STANHOME INC.      27.63    17.9     494.4     599.9    12.6   12.2    10.3    10.2    1.92    7.0    7.8   0.72    6.4      0.87
TUPPERWARE
  CORP.            46.88    62.1   2,912.9   3,105.8    17.1   17.2    15.2    12.4   11.89*  10.9   13.9   2.24   10.3      1.23


                                             MAXIMUM(d) 26.x   22.4x   18.3x   13.7x   3.96   10.9x  16.2x  2.51x  10.3x     1.73x
                                                MEAN(d) 16.6   14.2    12.4     9.6    2.01    8.0   10.8   1.36    6.9      1.14
                                              MEDIAN(d) 15.9   13.4    10.9    10.2    1.72    8.1   10.2   1.32    6.6      1.10
                                             MINUMUN(d) 10.0    9.9     8.0     2.5    0.53    4.6    6.7   0.57    3.9      0.87


SILVER(e)         $26.25     8.7  $  227.8  $  259.0    13.2x  14.0x    9.2x   10.4x   1.31x   8.1x   9.4x  0.92x   8.1x     0.72

------------------------------------------------------------------------------------------------------------------------------------

(a) Market Capitalization = Market Value + Preferred Equity at Liquidation Value (Incl. Redeemable) + Short-Term Debt + Long-Term
    Debt + Minority Interest - Cash & Marketable Securities
(b) Earnings Estimates were obtained from First Call and were calendarized to December year-ends, except Oneida which is from Zacks and is for a January year-end and SILVER which is from the Company
(c) Cash Flow = Income Available to Common + Depreciation, Depletion & Amortization + Deferred Taxes - Unremitted Earnings Of
    Unconsolidated Subsidiaries
(d) Summary Multiples exclude numbers that are Negative, Not Available, Not Meaningful, and (*) figures
(e) Data for SILVER is 1996 estimaated pro forma to include the acquisition of Rauch, to exclude Farberware transaction gains of
    $11.9 million and sales of Farberware inventory of $6.0 million, but to include licensing royalties of $2.6 million; market capitalization includes average working capital revolver balance of $37.6 million net of average cash balance of $6.2 million
(f) EBITDA estimates are from research reports, and where not provided, depreciation and amortization are LTM; data for Oneida not available and data for SILVER is from company projections for the year ended 31-Dec-96

                                 PROJECT SILVER

                         Analysis of Selected Companies

                                     Comparative Multiples and Imputed Values
                                     ----------------------------------------
                                (dollar amounts in millions except per share data)



                                   SUMMARY DATA FOR SELECTED INDUSTRY COMPARABLES
------------------------------------------------------------------------------------------------------------------------------------

                         --52 WEEK       LTM    1996    1997    LTM      LSQ                            1996     5-YR.
                                RANGE-- NET TO   EPS     EPS    CASH   COMMON    LTM    LTM     LTM    EBITDA  EST. EPS CFY    LTM
   COMPANIES     TICKER   HIGH    LOW   COMMON EST.(a) EST.(a) FLOW(b) EQUITY   EBITDA  EBIT   SALES   EST.(d)  GROWTH  ENDS  ENDED
---------------  ------  ------  ------ ------ ------- ------- ------- -------  ------ ------ -------- ------- ------- ------ ------
AMERICAN
  GREETING-CL A   AGREA  $33.00  $23.50 $140.0 $ 2.15   $2.42  $178.2  $1,251.4 $310.9 $239.3 $2,011.5 $357.9     12%  Feb-97 May-96
CSS INDS INC        CSS   25.75   20.50    9.4   1.69    2.03     7.4     149.9   30.6   22.4    297.4   47.2     10%  Dec-96 Jun-96
DEPARTMENT 56,
  INC.-SER A        DFS   48.00   19.50   53.2   2.16    2.45    58.5     179.9  103.8   96.9    258.5   89.3     13%  Dec-96 Jun-96
EKCO GROUP INC.     EKO    6.38    3.75    3.4   0.28    0.22    27.9     130.0   43.7   22.7    270.4   51.5     13%  Dec-96 Jun-96
GENERAL
  HOUSEWARES        GHW   14.13    7.88    0.5  (0.48)   1.05     4.8      47.0    8.9    4.2    113.5   15.7     13%  Dec-96 Jun-96
LIBBEY INC.         LBY   28.38   19.75   31.5   2.10    2.40    49.4     (36.6)  87.6   67.1    393.0   92.9     12%  Dec-96 Jun-96
LIFETIME HOAN
  CORP             LCUT   11.25    8.00    7.1   0.79    0.95     8.0      65.1   13.3   12.2     86.5   18.8     12%  Dec-96 Jun-96
NEWELL CO.          NWL   32.50   23.38  232.2   1.63    1.88   435.3   1,345.3  548.8  437.4  2,673.8  607.4     15%  Dec-96 Jun-96
ONEIDA LTD          OCQ   18.88   14.38   16.5   1.50    1.85    31.9     107.8   51.1   35.5    504.7   #N/A      9%  Jan-97 Jul-96
RUBBERMAID
  INCORPORATED      RBD   30.38   22.13  161.9   1.07    1.31   261.8     973.5  376.8  277.0  2,329.7  458.8     13%  Dec-96 Jun-96
STANHOME INC.       STH   32.63   25.38   39.3   2.26    2.67    48.2     257.8   85.7   76.8    836.6   94.3     14%  Dec-96 Jun-96
TUPPERWARE
  CORP.             TUP   49.88   38.25  169.9   2.72    3.09   235.4     245.0  284.7  223.6  1,386.2  302.1     14%  Dec-96 Jun-96



SILVER(e)                $27.63  $19.75 $ 17.3  $1.87   $2.84  $ 21.8  $  173.4 $ 32.0 $ 27.5 $  282.4 $ 32.0     19%  DEC-96 DEC-96

------------------------------------------------------------------------------------------------------------------------------------

(a) Earnings Estimates were obtained from First Call and were calendarized to December year-ends, except Oneida which is from Zacks and is for a January year-end and SILVER which is from the Company
(b) Cash Flow = Income Available to Common + Depreciation, Depletion & Amortization + Deferred Taxes - Unremitted Earnings Of
    Unconsolidated Subsidiaries
(c) Data for SILVER is 1996 estimaated pro forma to include the acquisition of Rauch, to exclude Farberware transaction gains of
    $11.9 million and sales of Farberware inventory of $6.0 million, but to include licensing royalties of $2.6 million; market capitalization includes average working capital revolver balance of $37.6 million net of average cash balance of $6.2 million
(d) EBITDA estimates are from research reports, and where not provided, depreciation and amortization are LTM; data for Oneida not available and data for SILVER is from company projections for the year ended 31-Dec-96


--------------------------------------------------------------------------------

                        COMPARABLE ACQUISITIONS ANALYSIS

--------------------------------------------------------------------------------

PROJECT SILVER
--------------------------------------------------------------------------------

ANALYSIS OF SELECTED HOUSEWARES INDUSTRY ACQUISITIONS
(Dollars in Millions, Except Per Share)
Announcement
   Date          Target & Description
------------     ----------------------------------------------------------------------------------------------------------
 11-Dec-95       Holson Burnes Group Inc
                   - Manufactures and markets photo albums and picture frames

  7-Dec-95       Rauch Industries Inc
                   - Manufactures and distributes Christmas decorations, primarily glass and satin Christmas tree ornaments

  2-Nov-95       Bonny Products Inc (American Brands Inc)
                   - Manufactures non-electrical kitchen tools and utensils

 11-May-95       Syracuse China Corp (The Pfaltzgraff Co)
                   - Manufactures ceramic dinnerware, mainly for the foodservice industry

  4-Oct-94       Olfa Products Corp, Walter Absil Co Ltd
                   - Wholesale distributor of cutting tools and accessories for the hobby, craft, hardware and fabric markets

  3-Feb-93       Stylemaster Inc
                   - Manufacturer and marketer of proprietary plastic housewares and supplies, and supplier to Glacier Water

 30-Oct-92       OXO International LP
                   - Marketer of kitchen tools under the Good Grips, Prime and Plus brand names

  8-Sep-92       Intercraft Industries Corp
                   - Manufactures and wholesales picture and mirror frames

 20-Jul-92       Mennen Co-Paper Products Business (Colgate-Palmolive Co)
                   - Manufactures party paper products, tablecloth cutlery and tableware products

 13-Nov-91       Frem Corp
                   - Manufactures and markets injection molded housewares products

 10-Jul-91       Spearhead Industries Inc
                   - Designs, assembles and markets consumer items for Easter and Halloween, and a line of toy products

 20-May-91       Dansk International Designs Ltd
                   - Manufactures tabletop, houseware, and giftware items

                                                             Offer Value as Multiple of:   Transaction Value as Multiple of:
                                                             ---------------------------   ---------------------------------
                                       Offer    Transaction        LTM          LFQ              LTM     LTM     LTM
Acquiror                              Value(a)    Value(b)      Net Income   Book Value         Sales   EBITDA   EBIT
-------------------------------       --------  -----------     ----------   ----------         -----   ------   ----
Newell Co                             $ 36.7      $ 82.9          10.8x        1.13x            0.60x    11.1x   18.3x

Syratech Corp                           50.3        82.7           NM          1.69             1.61      NM      NM

Frederick Cooper PLC                     6.0         6.0           5.1         1.22             0.46     N/A     N/A

Libbey Inc                              40.7        40.6           NM          1.80             1.10      7.6    12.7

General Housewares Corp                 13.8        15.1           NM          2.69             0.91      NM      NM

Glacier Holdings Inc                     2.0         9.6           NM           NM              1.71      NM      NM

General Housewares Corp                  6.3         6.4          20.2         6.16             1.39      9.7    11.0

Newell Co                              184.7       184.7          21.5         2.91             1.24      9.2    12.9

James River Corp of Virginia            40.0        40.0          N/A          N/A              0.40     N/A     N/A

Ekco Group Inc                          26.5        32.7          19.1         9.71             1.14      8.1    10.7

Paper Magic Group                       13.5        17.5          18.1         2.95             0.64      6.6     8.3

Brown-Forman Corp                       66.0        86.0          N/A          3.30             0.80     N/A     N/A

                                                   -------------------------------------------------------------------
                                                   Maximum        21.5x        9.71x            1.71x    11.1x   18.3x
                                                   Mean           15.8         3.36             1.00      8.7    12.3
                                                   Median         18.6         2.80             1.00      8.6    11.9
                                                   Minimum         5.1         1.13             0.40      6.6     8.3
                                                   -------------------------------------------------------------------

(a) Offer Value = Offer Price per Share x (Shares Outstanding plus Exercisable Options Outstanding)
(b) Transaction Value = Offer Value + Liquidation Value of Preferred Stock + Short Term Debt + Long Term Debt + Minority Interest -
    Cash & Equivalents - Exercisable Options Proceeds

                                [Section Break]

--------------------------------------------------------------------------------

                         DISCOUNTED CASH FLOW ANALYSIS

--------------------------------------------------------------------------------

PROJECT SILVER

DISCOUNTED CASH FLOW ANALYSIS - EBITDA MULTIPLE METHOD
------------------------------------------------------------------------------------------------------------------------------------
(dollars in millions, except per share)
                                                Fiscal Year Ended December 31,       Projected Fiscal Year Ended December 31, (a)
                                              -----------------------------------    --------------------------------------------
                                               1993     1994      1995    1996E       1997     1998      1999     2000      2001
                                              -----------------------------------    --------------------------------------------
Sales                                         $122.7   $147.3    $169.5   $282.4     $326.8   $367.7    $408.1    $451.0   $496.1
EBITDA                                          13.4     14.3      18.7     32.0       44.2     49.2      54.7      60.5     67.2
Less: Depreciation                              (3.1)    (3.3)     (3.3)    (4.3)      (5.2)    (5.6)     (6.2)     (6.8)    (7.4)
                                              -----------------------------------    --------------------------------------------
EBITDA                                          10.3     11.1      15.4     27.7       39.0     43.6      48.5      53.7     59.7
Less: Taxes @                       35.0%       (3.6)    (3.9)     (5.4)    (9.7)     (13.7)   (15.3)    (17.0)    (18.8)   (20.9)
                                              -----------------------------------    --------------------------------------------
Tax-effected EBITDA                              6.7      7.2      10.0     18.0       25.4     28.4      31.5      34.9     38.8

Plus: Depreciation                                                                      5.2      5.6       6.2       6.8      7.4
Plus: Deferred Taxes                                                                    0.0      0.0       0.0       0.0      0.0
Less: Capital Expenditures                                                           (20.8)     (5.6)     (6.1)     (6.7)    (7.4)
Less: Changes in Working Capital                                                     (12.1)    (15.8)    (14.4)    (14.4)   (14.1)
                                                                                     --------------------------------------------

Free Cash Flow                                                                       ($2.3)    $12.6     $17.1     $20.6    $24.7
Free Cash Flow Growth Rate                                                          -546.1%   -647.8%     36.1%     20.1%    20.2%

                 --------------     ---------------------------     ---------------------------
                       A         +                B              =          C
                 --------------     ---------------------------     ---------------------------

                                     PV of Terminal Value as a                                           Terminal Value as a
                 Discounted (b)     Multiple of 2001 EBITDA (c)             Firm Value                     % of Firm Value
                  Cash Flows        ---------------------------     ---------------------------   --------------------------------
Discount Rate     (1997-2001)          6.0x     7.0x     8.0x          6.0x     7.0x     8.0x          6.0x      7.0x      8.0x
-------------    --------------     ---------------------------     ---------------------------   --------------------------------
        10.5%             $49.8     $244.7   $285.5   $326.3        $294.5   $335.2   $376.0          83.1%     85.2%     86.8%
        11.0%              48.9      239.2    279.1    319.0         288.2    328.0    367.9          83.0%     85.1%     86.7%
        11.5%              48.1      233.9    272.9    311.9         282.0    321.0    360.0          82.9%     85.0%     86.6%
        12.0%              47.3      228.8    266.9    305.0         276.1    314.2    352.3          82.9%     84.9%     86.6%
        12.5%              46.5      223.7    261.0    298.3         270.2    307.5    344.8          82.8%     84.9%     86.5%
                                                                                                  --------------------------------
                 --------------     ---------------------------
                       D         =                E
                 --------------     ---------------------------

                                        Total Equity Value              Value Per Share (e)       Equivalent Perpetual Growth Rate
                   Net Debt         ---------------------------     ---------------------------   --------------------------------
Discount Rate     12/31/96(d)          6.0x     7.0x     8.0x          6.0x     7.0x     8.0x          6.0x      7.0x      8.0x
-------------    --------------     ---------------------------     ---------------------------   --------------------------------
        10.5%             $31.3     $263.2   $304.0   $344.7        $30.33   $35.03   $39.73           4.1%      5.0%      5.6%
        11.0%              31.3      256.9    296.8    336.6         29.61    34.20    38.80           4.6%      5.5%      6.1%
        11.5%              31.3      250.7    289.7    328.7         28.90    33.39    37.89           5.1%      5.9%      6.6%
        12.0%              31.3      244.8    282.9    321.0         28.21    32.60    37.00           5.5%      6.4%      7.1%
        12.5%              31.3      239.0    276.2    313.5         27.54    31.84    36.13           6.0%      6.9%      7.6%
                                                                    ---------------------------   --------------------------------

------------------------------------------------------
(a) Projections are from SILVER management.
(b) Present values are calculated as of 12/31/96.
(c) Discounted 5 years; based on 2001 EBITDA of $67.2 million.
(d) Represents average seasonal working capital revolver balance net of average cash balance for 1996.
(e) Based on 8.7 million shares currently outstanding.

PROJECT SILVER
ANALYSIS OF COST OF CAPITAL
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------
MACROECONOMIC ASSUMPTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Three Month Treasury Bill (at 10/19/96)           5.09%          Estimated Future Market Return(b)                      14.19%
Thirty Year Government Bond (at 10/19/96)         6.79%          Estimated Future Risk Free Rate(c)                      5.39%

Historical Spread Between Long Bond & Bill(a)     1.40%          Estimated Market Risk Premium                           8.80%
Historical Spread Between Long Bond & S&P500(a)   7.40%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------
INDUSTRY BETA ANALYSIS:
------------------------------------------------------------------------------------------------------------------------------------
                                                LEVERED  BV NET DEBT/   DEBT/    MARGINAL  UNLEVERED     LEVERED       UNLEVERED
COMPARABLE COMPANIES                            BETA(d)   MKT. CAP.    EQUITY    TAX RATE   BETA(e)  COST OF CAPITAL COST OF CAPITAL
--------------------                            -------  -----------   -------   --------  --------- --------------- ---------------
American Greetings                                0.80      15.9%       18.9%     39.0%       0.72         12.4%        11.7%
CSS Industries Inc.                               0.53       6.8%        7.3%     39.0%       0.51         10.1%         9.9%
Department 56, Inc.                               0.70      16.1%       19.1%     39.0%       0.63         11.6%        10.9%
Ekco Group, Inc.                                  1.19      65.7%      191.4%     39.0%       0.55         15.9%        10.2%
General Housewares                                0.60      41.9%       72.1%     39.0%       0.42         10.7%         9.1%
Libbey Inc.                                       0.83      38.8%       63.3%     39.0%       0.60         12.7%        10.7%
Lifetime Hoan Corp.                               0.82      10.4%       11.7%     39.0%       0.77         12.6%        12.1%
Newell Co.                                        0.96      16.3%       19.4%     39.0%       0.86         13.8%        12.9%
Oneida Ltd.                                       0.83      42.1%       72.6%     39.0%       0.58         12.7%        10.5%
Rubbermaid Inc.                                   1.27       5.9%        6.3%     39.0%       1.22         16.6%        16.2%
Stanhome Inc.                                     0.44      17.6%       21.3%     39.0%       0.39          9.3%         8.8%
                                                            ----                  ----        ----                      ----
   AVERAGE INDUSTRY COST OF CAPITAL                         25.2%                 39.0%       0.66                      11.2%

   SILVER COST OF CAPITAL                         0.52      12.1%       13.7%     39.0%       0.48         10.0%         9.6%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------
TARGET WACC CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------
     OPTIMAL       OPTIMAL                                      PRE-TAX      LEVERED BETA ASSUMING
      DEBT/         DEBT/                   SPREAD TO 30-YR    LONG TERM      UNLEVERED BETA OF        COST OF         TARGET
 CAPITALIZATION    EQUITY                   TREASURIES (BP)   COST OF DEBT            0.66          LEVERED EQUITY      WACC
 --------------    ------                   ---------------   ------------   ---------------------  --------------     ------
      0.0%          0.0%                         100.0           7.8%                 0.66               11.2%          11.2%
     10.0%         11.1%                         125.0           8.0%                 0.70               11.6%          10.9%
     20.0%         25.0%                         150.0           8.3%                 0.76               12.1%          10.7%
     30.0%         42.9%                         175.0           8.5%                 0.83               12.7%          10.4%
     40.0%         66.7%                         200.0           8.8%                 0.92               13.5%          10.3%
     50.0%        100.0%                         300.0           9.8%                 1.06               14.7%          10.3%
     60.0%        150.0%                         400.0          10.8%                 1.26               16.5%          10.5%
     70.0%        233.3%                         500.0          11.8%                 1.59               19.4%          10.9%
     80.0%        400.0%                         600.0          12.8%                 2.26               25.3%          11.3%
     90.0%        900.0%                         700.0          13.8%                 4.26               42.9%          11.9%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------

(a) Source: Ibbottson & Sinquefield 1996 Yearbook.
(b) Thirty year government bond yield plus the historical spread between the long bond and the S&P 500.
(c) Thirty year government bond yield less the historical spread between the long bond and the three month bill.
(d) Source: Merrill Lynch Securities Risk Evaluation Book dated September 1996.
(e) Unlevered beta equals Levered Beta/(1 + (Debt/Equity) * (1 - Tax Rate). Assumes beta of debt equals zero.

                                                                                                                         C-2

                   [THIS PAGE IS INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                          LEVERAGED BUYOUT ANALYSIS

--------------------------------------------------------------------------------

PROJECT SILVER

LBO ANALYSIS - TRANSACTION SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
(dollars in millions, except per share)

-----------------------------------------------------------------------------------------------------------------------------
SOURCES:                                          AMOUNT     PERCENT     INTEREST RATE    OWNERSHIP    TERM    POINTS    FEES
--------                                          ------     -------     -------------    ---------    ----    ------    ----
Existing Cash Balances                            $  0.0         0.0%         6.00%
Option Proceeds                                      4.2         1.4%
Working Capital Revolver (a)                        42.7        14.1%         7.50%           0.0%       7       2.5%    $3.5
Bank Debt (Term Loan)                               40.0        13.2%         8.50%           0.0%      10       2.5%     1.0
Senior Sub. Debentures                             100.0        32.9%        11.50%           0.0%      10       3.0%     3.0
PIK Preferred                                       50.0        16.5%        13.00%           0.0%       7       0.0%     0.0
Seller Rollover Equity                              16.7         5.5%                        25.0%
T.H. Lee Common Equity                              50.0        16.5%                        75.0%
                                                  ------       ------                       ------                       ----
     Total Sources                                $303.6       100.0%                       100.0%                       $7.5

USES:
-----
Refinance Debt                                    $  1.8               ------------------------------------------------------------
Financing Fees                                       7.5               8.7 total shares outstanding
Transaction Expenses @            2.0%               5.8               0.3 exerc. options outst. ex. @ $12.38 per share
Purchase of Equity @           $32.00 per share    288.5               ---
     Total Uses                                   $303.6               9.0 fully diluted shares outstanding
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------             ------------------------------------------------------
GOODWILL CALCULATION: (b)                                              INTEREST CONVERAGE SUMMARY:
-------------------------                                              ---------------------------
                                                                                                        1996E    1997    1998
                                                                                                        -----    ----    ----
Purchase Price                                        $0.0             EBITDA / Total Interest           1.6x    2.1x    2.3x
Existing Goodwill                                       --             EBITDA-CAPX/Tot. Int.             0.7x    1.1x    2.1x
Non-Financing Transaction Expenses                      --             EBITDA-Norm. CAPX/Tot.            1.3x    1.9x    2.1x
Less: Book Value Acquired (incl. option  proceeds)     0.0             EBIT / Total Interest               --    1.9x    2.0x
Goodwill                                              $0.0             Tot. Funded Debt / EBITD          5.7x    4.4x    4.0x
Amortization Period                                     40             Funded Sr. Debt / EBITDA          1.2x    2.2x    2.0x
Annual Goodwill Amortization                          $0.0             Tot. Cmtd. Debt / EBITDA          8.6x    5.8x    5.4x
----------------------------------------------------------             Cmtd. Sr. Debt / EBITDA           4.1x    3.6x    3.4x
----------------------------------------------------------             Cumulative Bank Debt Pay            --  -16.7%  -17.6%
Tender Price / 1996 EPS(c)                           17.1x             ------------------------------------------------------
Tender Price / 1997 EPS(c)                           11.3x
----------------------------------------------------------
----------------------------------------------------------             ------------------------------------------------------
MULTIPLE ANALYSIS:      TV 12/31/96    Adj. TV 12/31/96(d)             RETURNS SUMMARY:
------------------      -----------    -------------------             ----------------
                                                                                                 3 YEAR     4 YEAR     5 YEAR
                                                                                                 ------     ------     ------
Transaction Value           $284.2                 $315.6             EBITDA Multiple:
TV / 1996E EBITDA              8.9x                   9.9x            ----------------
TV / 1997 EBITDA               6.4x                   7.1x                6.0x                   -16.7%      0.9%      10.2%
TV / 1996E EBIT               10.3x                  11.5x                7.0x                    11.8%     18.1%      21.3%
TV / 1997 EBIT                 7.3x                   8.1x                8.0x                    30.4%     29.9%      29.5%
----------------------------------------------------------            -------------------------------------------------------

(a) Assumes $140.0 million of availablity
(b) Assumes recap accounting.
(c) Earnings estimates of $1.87 for 1996 and $2.84 for 1997 are from SILVER management.
(d) Includes average working capital revolver balance of $37.6 million net average cash balance of $6.2 million for 1996.

                                                                             D-1

PROJECT SILVER

OWNERSHIP ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------------
(dollars in millions, except per share)
                          PRE-TRANSACTION          PRICE PER                 POST-TRANSACTION                           EFFECTIVE
                              NUMBER                 SHARE    GROSS CASH    FULLY DILUTED NUMBER            NEW EQUITY  PRICE PER
                            OF SHARES      %       RECEIVED    RECEIVED         OF SHARES         %         INVESTMENT  NEW SHARE
                          ----------------------   ---------------------    ---------------------------     ---------------------
Leonard Florence             2,875,600    32.9%     $32.00        $ 91.4        2,000,000         20.0%       $13.3       $6.67
All Other Insiders             785,725     9.1%      32.00          25.1          500,000          5.0%         3.3        6.67
Thomas H. Lee                        0     0.0%      32.00           0.0        7,500,000         75.0%        50.0        6.67
Public                       5,033,306    58.0%      32.00         161.1                0          0.0%         0.0          --
                             ---------   -----      ------        ------       ----------        -----        -----       -----
  Total                      8,676,631   100.0%     $32.00        $277.7       10,000,000        100.0%       $66.7       $6.67
                             =========   =====      ======        ======       ==========        =====        =====       =====
                                       NET CASH
                                       RECEIVED/
                            PROMOTE   (INVESTED)
                           ---------   ----------
Leonard Florence             0.0%        $ 78.1
All Other Insiders           0.0%          21.8
Thomas H. Lee                0.0%         (50.0)
Public                        --          161.1
                              --         ------
  Total                       --         $211.0
                             ===         ======

PROJECT SILVER

CONSOLIDATED INCOME STATEMENTS
----------------------------------------------------------------------------------------------------------------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE)

                                              FISCAL YEAR ENDED DECEMBER 31,         PROJECTED FISCAL YEAR ENDED DECEMBER 31, (a)
                                           ------------------------------------     ----------------------------------------------
                                            1993      1994      1995      1996E(b)    1997     1998      1999       2000     2001
                                           ------------------------------------     ----------------------------------------------
Sales                                      $122.7    $147.3    $169.5    $282.4     $326.8    $367.7    $408.1    $451.0    $496.1
Cost of Sales                                84.6     104.6     119.8     203.0      231.8     261.1     289.4     319.3     350.7
                                           ------------------------------------     ----------------------------------------------
Gross Profit                               $ 38.0    $ 42.7    $ 49.7    $ 79.4     $ 95.1    $106.6    $118.8    $131.7    $145.4


Selling & Administrative                     27.7      31.6      34.2      54.4       58.8      62.2      73.5      81.2      89.3
LBO Goodwill Amortization                     0.0       0.0       0.0       0.0        0.0       0.0       0.0       0.0       0.0
Other Income (Expense)                        0.0       0.0       0.0       2.6        2.6       3.0       3.0       3.0       3.5
                                           ------------------------------------     ----------------------------------------------
EBIT                                         10.3      11.1      15.4      27.5       38.8      43.4      48.3      53.5      59.6

Interest Income                              (0.1)     (0.1)     (4.9)     (0.6)      (0.1)     (0.1)     (0.1)     (0.1)     (0.1)
Working Capital Revolver Interest Expense     0.0       0.0       0.0       0.0        3.8       4.5       4.7       4.6       4.4
Bank Debt (Term Loan) Interest Expense        0.0       0.0       0.0       0.0        3.3       3.1       2.8       2.4       1.8
Seasonal Revolver Interest Expense            0.9       0.6       0.3       2.9        1.5       1.7       1.9       2.1       2.3
Senior Sub. Debentures Interest Expense       0.0       0.0       0.0       0.0       11.5      11.5      11.5      11.5      11.5
Capital Leases Interest Expense               0.0       0.0       0.0       0.0        0.0       0.0       0.0       0.0       0.0
Amortization of Financing Fees                0.0       0.0       0.0       0.0        0.5       0.5       0.5       0.5       0.5
                                           ------    ------    ------    ------     ------    ------    ------    ------    ------
  Net Interest Expense                        0.9       0.5      (4.6)      2.3       20.5      21.2      21.2      20.9      20.3

Pretax Income                                 9.4      10.6      20.0      25.2       18.4      22.3      27.1      32.6      39.3
Taxes                                         2.4       2.8       6.9       8.9        6.5       7.9       9.6      11.5      13.8
PIK Preferred Dividends                       0.0       0.0       0.0       0.0        6.5       7.3       8.3       9.4      10.6
                                           ------------------------------------     ----------------------------------------------
Net Income                                 $  7.1    $  7.9    $ 13.2    $ 16.4     $  5.4    $  7.1    $  9.2    $ 11.7    $ 14.9
                                           ====================================     ==============================================

EBIT                                         10.3      11.1      15.4      27.5       38.8      43.4      48.3      53.5      59.6
Depreciation                                  3.1       3.3       3.3       4.3        5.2       5.6       6.2       6.8       7.4
Old Goodwill Amortization                     0.0       0.0       0.0       0.1        0.2       0.2       0.2       0.2       0.2
LBO Goodwill Amortization                     0.0       0.0       0.0       0.0        0.0       0.0       0.0       0.0       0.0
                                           ------------------------------------     ----------------------------------------------
EBITDA                                       13.4      14.3      18.7      32.0       44.2      49.2      54.7      60.5      67.2

Revenue Growth                                 --      20.1%     15.1%     66.6%      15.7%     12.5%     11.0%     10.5%     10.0%
Gross Margin                                 31.0%     29.0%     29.3%     28.1%      29.1%     29.0%     29.1%     29.2%     29.3%
Selling & Administrative (% Sales)           26.6%     21.5%     20.2%     19.3%      18.0%     18.0%     18.0%     18.0%     18.0%
EBITDA Margin                                10.9%      9.7%     11.0%     11.3%      13.5%     13.4%     13.4%     13.4%     13.5%
Depreciation (% of Net PP&E)                  4.4%     10.7%     11.0%      6.4%       6.2%      6.7%      7.4%      8.1%      8.9%
Tax Rate                                     25.3%     26.0%     34.2%     35.0%      35.0%     35.0%     35.0%     35.0%     35.0%


------------

(a) Projections are from SILVER management.
(b) 1996E excludes gain on Farberware transaction of $11.9 million and sales of Farberware inventory of $6.0 million, but includes
    $2.6 million of pro forma Farberware licensing royalties (included in other income).

                                                                                                                              D-3


PROJECT SILVER
INCOME STATEMENTS BY DIVISION
--------------------------------------------------------------------------------------------------------------------------
(dollars in millions, except per share)

                         Fiscal Year Ended December 31,                 Projected Fiscal Year Ended December 31, (a)
                   ------------------------------------------      -------------------------------------------------------
                     1994        1995      1996(b)     1996E        1997        1998        1999        2000        2001
                   ------------------------------------------      -------------------------------------------------------

Wallace
 Sales             $ 29.6      $ 26.9      $ 30.6      $ 30.6      $ 33.0      $ 34.3      $ 35.1      $ 35.9      $ 36.8
   Sales Growth         -        -9.0%       13.4%       13.4%        8.0%        3.9%        2.3%        2.4%        2.3%
 Cost of Sales       22.4        17.0        19.6        19.6        20.9        21.8        22.3        22.8        23.3
                   ------------------------------------------      -------------------------------------------------------
 Gross Profit      $  7.2      $ 10.0      $ 10.9      $ 10.9      $ 12.1      $ 12.5      $ 12.8      $ 13.1      $ 13.4
   Gross Margin     24.5%        37.1%       35.7%       35.7%       36.5%       36.5%       36.5%       36.5%       36.5%

Towle
 Sales             $ 22.8      $ 20.8      $ 23.5      $ 23.5      $ 25.4      $ 26.4      $ 27.0      $ 27.6      $ 28.3
   Sales Growth         -        -8.9%       13.0%       13.0%        8.0%        4.0%        2.3%        2.4%        2.3%
 Cost of Sales       14.1        12.8        13.3        13.3        14.5        15.0        15.4        15.7        16.1
                   ------------------------------------------      -------------------------------------------------------
 Gross Profit      $  8.7      $  8.0      $ 10.2      $ 10.2      $ 10.9      $ 11.4      $ 11.6      $ 11.9      $ 12.2
   Gross Margin      38.1%       38.2%       43.4%       43.4%       43.1%       43.1%       43.1%       43.1%       43.1%

Hong Kong
 Sales             $ 33.0      $ 46.6      $ 57.2      $ 57.2      $ 65.7      $ 76.6      $ 87.9      $ 99.2      $111.5
   Sales Growth         -        41.0%       22.7%       22.7%       15.0%       16.6%       14.7%       12.9%       12.4%
 Cost of Sales       22.9        32.2        39.7        39.7        45.1        53.3        61.1        69.0        77.5
                   ------------------------------------------      -------------------------------------------------------
 Gross Profit      $ 10.2      $ 14.3      $ 17.5      $ 17.5      $ 20.6      $ 23.4      $ 26.8      $ 30.3      $ 34.0
   Gross Margin      30.8%       30.8%       30.5%       30.5%       31.4%       30.5%       30.5%       30.5%       30.5%

LFA
 Sales             $ 61.4      $ 75.2      $ 87.1      $ 87.1      $100.2      $114.3      $128.9      $144.1      $159.2
   Sales Growth         -        22.4%       15.8%       15.8%       15.0%       14.1%       12.7%       11.8%       10.5%
 Cost of Sales       48.9        57.8        67.1        67.1        76.5        90.3       101.8       113.8       125.8
                   ------------------------------------------      -------------------------------------------------------
 Gross Profit      $ 12.6      $ 17.4      $ 20.0      $ 20.0      $ 23.7      $ 24.0      $ 27.1      $ 30.3      $ 33.4
   Gross Margin      20.5%       23.1%       22.9%       22.9%       23.6%       21.0%       21.0%       21.0%       21.0%

Rauch
 Sales                  -           -           -      $ 60.2      $ 66.6      $ 74.4      $ 81.8      $ 90.0      $ 98.5
   Sales Growth         -           -           -           -        10.6%       11.7%        9.9%       10.0%       9.5%
 Cost of Sales          -           -           -        47.7        51.9        54.2        58.7        63.6        68.8
                   ------------------------------------------      -------------------------------------------------------
 Gross Profit           -           -           -      $ 12.5      $ 14.6      $ 20.1      $ 23.1      $ 26.4      $ 29.7
   Gross Margin         -           -           -        20.7%       22.0%       27.1%       28.2%       29.3%       30.2%

Silvestri
 Sales                  -           -           -      $ 19.3      $ 30.0      $ 35.0      $ 40.1      $ 46.1      $ 52.9
   Sales Growth         -           -           -           -        55.8%       16.6%       14.7%       14.8%       14.8%
 Cost of Sales          -           -           -        12.6        19.2        22.3        25.6        29.4        33.8
                   ------------------------------------------      -------------------------------------------------------
 Gross Profit           -           -           -      $  6.6      $ 10.8      $ 12.6      $ 14.5      $ 16.6      $ 19.1
   Gross Margin         -           -           -        34.4%       36.1%       36.1%       36.1%       36.1%       36.1%

C.J. Vander
 Sales                  -           -           -      $  4.7      $  6.0      $  6.7      $  7.4      $  8.1      $  8.9
   Sales Growth         -           -           -           -        28.5%       11.7%       10.0%       10.0%       10.0%
 Cost of Sales          -           -           -         2.9         3.7         4.1         4.5         4.9         5.4
                   ------------------------------------------      -------------------------------------------------------
 Gross Profit           -           -           -      $  1.8      $  2.3      $  2.6        $2.9      $  3.2      $  3.5
   Gross Margin         -           -           -        38.0%       39.0%       39.0%       39.0%       39.0%       39.0%

Gonsolidated
 Sales             $146.9      $169.5      $198.3      $282.4      $326.8      $367.7      $408.1      $451.0      $496.1
  Sales Growth          -        15.4%       17.0%       66.6%       15.7%       12.5%       11.0%       10.5%       10.0%
 Cost of Sales      108.2       119.8       139.8       203.0       231.8       261.1       289.4       319.3       350.7
                   ------------------------------------------      -------------------------------------------------------
 Gross Profit      $ 38.7      $ 49.7      $ 58.5      $ 79.4      $ 95.1      $106.6      $118.8      $131.7      $145.4
  Gross Margin       26.3%       29.3%       29.5%       28.1%       29.1%       29.0%       29.1%       29.2%       29.3%

----------------
(a)  Projections are from SILVER management.
(b)  Shows only organic growth.


PROJECT SILVER
CONSOLIDATED BALANCE SHEET AND CASH FLOW STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------
(dollars in millions, except per share)

                                            Fiscal Year Ended December 31,               Projected Fiscal Year Ended December 31,(a)
                                       ------------------------------------  Pro Forma   -------------------------------------------
                                         1993     1994      1995      1996E   12/31/96    1997      1998     1999     2000     2001
                                       ------------------------------------  ---------   -------------------------------------------

Cash and Equivalents                   $  3.8    $  1.9    $109.1    $  1.9    $  1.9    $  1.9    $  1.9   $  1.9   $  1.9  $  1.9
Net Working Capital                      76.9      52.8      62.9     119.1     119.1     131.2     147.0    161.4    175.8   189.9
PP&E                                     68.7      30.7      29.6      68.1      68.1      83.7      83.7     83.6     83.6    83.6
Other Assets                              0.9       0.6       0.4       0.4       0.4       0.4       0.4      0.3      0.3     0.2
Net Assets of Discontinued Operations     0.0      85.9       1.8       0.0       0.0       0.0       0.0      0.0      0.0     0.0
Deferred Financing Fees                   0.0       0.0       0.0       0.0       7.5       7.0       6.6      6.1      5.7     5.2
Old Goodwill                              0.0       0.0       0.0       0.0       6.0       5.8       5.6      5.4      5.2     5.0
LBO Goodwill                              0.0       0.0       0.0       0.0       0.0       0.0       0.0      0.0      0.0     0.0
                                       ------------------------------------  ---------   -------------------------------------------
  Total Assets                         $150.3    $171.8    $203.7    $195.6    $203.1    $230.1    $245.1   $258.8   $272.5  $285.9
                                       ====================================  =========   ===========================================

Working Capital Revolver               $  9.9    $ 15.4    $ 51.7    $  1.8    $ 42.7      58.5      62.3     62.2     60.4    56.2
Bank Debt (Term Loan)                     0.0       0.0       0.0       0.0      40.0      38.0      35.0     31.0     25.0    17.0
Senior Sub. Debentures                    0.0       0.0       0.0       0.0     100.0     100.0     100.0    100.0    100.0   100.0
Capital Leases                            0.0       0.0       0.0       0.0       0.0       0.0       0.0      0.0      0.0     0.0
Other Liabilities                         9.5       4.3       5.4      20.3      20.3      21.6      21.5     21.8     22.0    22.3
PIK Preferred                             0.0       0.0       0.0       0.0      50.0      56.5      63.8     72.1     81.5    92.1
Common Equity                           131.0     152.1     146.6     173.4     (49.9)    (49.9)    (49.9)   (49.9)   (49.9)  (49.9)
Retained Earnings                         0.0       0.0       0.0       0.0       0.0       5.4      12.4     21.7     33.4    48.3
                                       ------------------------------------  ---------   -------------------------------------------
  Total Liabilities and Equity         $150.3    $171.8    $203.7    $195.6    $203.1    $230.1    $245.1   $258.8   $272.5  $285.9
                                       ====================================  =========   ===========================================
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                               $  5.4    $  7.1   $  9.2   $ 11.7  $ 14.9
Depreciation                              3.1       3.3       3.3       4.3                 5.2       5.6      6.2      6.8     7.4
Amortization of Financing Fees                                                              0.5       0.5      0.5      0.5     0.5
Old Goodwill Amortization                                               0.1                 0.2       0.2      0.2      0.2     0.2
LBO Goodwill Amortization                                                                   0.0       0.0      0.0      0.0     0.0
Non-Cash Interest/Dividends                                                                 6.5       7.3      8.3      9.4    10.6
Change in Working Capital                          24.1     (10.1)    (56.2)              (12.1)    (15.8)   (14.4)   (14.4)  (14.1)
Capital Expenditures                     (2.8)     (2.6)     (2.7)    (17.8)              (20.8)     (5.6)    (6.1)    (6.7)   (7.4)
Change in Other Assets/Liabilities                                                          1.3      (0.0)     0.3      0.3     0.3
                                                                                         -------------------------------------------
Free Cash Flow                                                                            (13.8)     (0.7)     4.1      7.7    12.3
Required Debt Amortization                                                                 (2.0)     (3.0)    (4.0)    (6.0)   (8.0)
Amortization of Capital Leases                                                              0.0       0.0      0.0      0.0     0.0
                                                                                         -------------------------------------------
Cash Flow Available for Debt Paydown                                                      (15.8)     (3.7)     0.1      1.7     4.3
Debt Paydown                                                                               15.8       3.7     (0.1)    (1.7)   (4.3)
                                                                                         -------------------------------------------
Increase in Cash Balances                                                                   0.0       0.0      0.0      0.0     0.0
Beginning Balance                                                                           1.9       1.9      1.9      1.9     1.9
                                                                                         -------------------------------------------
Ending Balance                                                                           $  1.9    $  1.9   $  1.9   $  1.9  $  1.9
------------------------------------------------------------------------------------------------------------------------------------
Net Working Capital (% of Sales)         62.6%     35.8%     37.1%     42.2%               40.1%     40.0%    39.6%    39.0%   38.3%
Change in NWC/Change in Sales              --      97.8%    -45.4%    -49.8%              -27.2%    -38.7%   -35.7%   -33.5%  -31.4%
CAPX (% of Sales)                          23%      1.8%      1.6%      6.3%                6.4%      1.5%     1.5%     1.5%    1.5%
CAPX (% of Net PP&E)                      4.0%      8.5%      9.1%     26.1%               24.8%      6.6%     7.3%     8.1%    8.9%
Depreciation (% of Sales)                 2.5%      2.2%      1.9%      1.5%                1.6%      1.5%     1.5%     1.5%    1.5%
Depreciation (% of Net PP&E)              4.4%     10.7%     11.0%      6.4%                6.2%      6.7%     7.4%     8.1%    8.9%
Normalized CAPX                                                      $  5.0              $  5.0    $  5.0   $  5.0   $  5.0  $  5.0

--------------------
(a)  Projections are from SILVER management.

\


PROJECT SILVER
WORKING CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
(dollars in millions, except per share)


                                FISCAL YEAR ENDED DECEMBER 31,                      PROJECTED FISCAL YEAR ENDED DECEMBER 31,(a)
                                ------------------------------  PRO FORMA     ------------------------------------------------------
                                 1994       1995       1996E     12/31/96      1997        1998        1999        2000       2001
                                ------------------------------  ---------     ------------------------------------------------------

Assets
  Accounts Receivable           $28.2       $31.9      $ 73.4     $ 73.4      $ 78.6      $ 88.4      $ 98.1      $108.4     $119.3
  Inventory                      40.3        41.2        68.2       68.2        73.5        82.7        91.7       101.4      111.5
  Prepaids & Other                0.2         1.6         2.0        2.0         1.9         2.1         2.2         2.3        2.5
  Deferred Taxes                  3.0         5.1         4.0        4.0         4.1         4.1         4.1         4.1        4.1
                                ------------------------------  ---------     ------------------------------------------------------
                                 71.7        79.8       147.6      147.6       158.1       177.3       196.2       216.2      237.4

Liabilities
  Accounts Payable                7.6         6.4         9.2        9.2        10.3        11.5        12.8        14.2       15.6
  Accrued Liabilities             2.7         4.4         10.5      10.5         7.5         8.7        10.1        11.7       13.4
  Accrued Compensation            3.2         2.5         3.2        3.2         3.5         3.7         3.9         4.1        4.3
  Accrued Advertising             1.6         2.0         3.0        3.0         2.4         2.8         3.2         3.7        4.3
  Taxes Payble                    3.8         1.5         2.7        2.7         3.2         3.6         4.8         6.8        9.9
                                ------------------------------  ---------     ------------------------------------------------------
                                 18.9        16.9        28.5       28.5        26.9        30.3        34.8        40.4       47.5

Net Working Capital              52.8        62.9       119.1      119.1       131.2       147.0       161.4       175.8      189.9

Accounts Receivable (% Sales)    19.2%       18.8%       26.0%      26.0%       24.0%       24.0%       24.0%       24.0%      24.0%
Inventory (% Sales)              27.4%       24.3%       24.1%      24.1%       22.5%       22.5%       22.5%       22.5%      22.5%
Prepaids & Other (% Sales)        0.1%        0.9%        0.7%       0.7%        0.6%        0.6%        0.5%        0.5%       0.5%
Deferred Taxes (% Sales)          2.0%        3.0%        1.4%       1.4%        1.3%        1.1%        1.0%        0.9%       0.8%
Accounts Payable (% Sales)        5.2%        3.8%        3.2%       3.2%        3.1%        3.1%        3.1%        3.1%       3.1%
Accrued Liabilities (% Sales)     1.8%        2.6%        3.7%       3.7%        2.3%        2.4%        2.5%        2.6%       2.7%
Accrued Compensation (% Sales)    2.1%        1.5%        1.1%       1.1%        1.1%        1.0%        0.9%        0.9%       0.9%
Accrued Advertising (% Sales)     1.1%        1.2%        1.1%       1.1%        0.7%        0.8%        0.8%        0.8%       0.9%
Taxes Payable (% Sales)           2.6%        0.9%        1.0%       1.0%        1.0%        1.0%        1.2%        1.5%       2.0%
Net Working Capital (% Sales)    12.8%        9.9%       42.2%      42.2%       40.1%       40.0%       39.6%       39.0%      38.3%

------------------
(a)  Projections are from SILVER management.


PROJECT SILVER
CALCULATION OF WORKING CAPITAL REVOLVER
-------------------------------------------------------------------------------------------------------------
(dollars in millions, except per share)

                                                               PROJECTED FISCAL YEAR ENDED DECEMBER 31, (a)
                                                          ---------------------------------------------------
                                                           1996E     1997     1998    1999     2000     2001
                                                          ---------------------------------------------------

Accounts Receivable
  Qtr 1                                                   $ 28.1   $ 37.6   $ 42.3   $ 47.0   $ 51.9   $ 57.1
  Qtr 2                                                     56.4     38.5     43.4     48.1     53.2     58.5
  Qtr 3                                                    119.0    106.8    120.2    133.4    147.4    162.2
  Qtr 4                                                     73.4     78.6     88.4     98.1    108.4    119.3

Inventory
  Qtr 1                                                   $ 68.7   $ 87.0   $ 97.8   $108.6   $120.0   $132.0
  Qtr 2                                                    109.1    109.3    123.0    136.5    150.8    165.9
  Qtr 3                                                    114.0    101.4    114.1    126.6    139.9    153.9
  Qtr 4                                                     68.2     73.5     82.7     91.7    101.4    111.5

Net Work Capital (including cash)
  Qtr 1                                                   $ 93.5   $114.1   $128.4   $142.5   $157.4   $173.2
  Qtr 2                                                     90.1    111.6    125.6    139.4    154.0    169.4
  Qtr 3                                                    119.6    122.5    137.8    153.0    169.0    185.9
  Qtr 4                                                    119.3    130.0    146.2    162.3    179.3    197.3

Borrowing Base
  (75% of Accounts Receivable + 50% of Inventory
  Qtr 1                                                   $ 55.4   $ 71.7   $ 80.6   $ 89.5   $ 98.9   $108.8
  Qtr 2                                                     96.9     83.5     94.0    104.3    115.3    126.8
  Qtr 3                                                    146.2    130.8    147.2    163.4    180.5    198.6
  Qtr 4                                                     89.2     95.7    107.6    119.5    132.0    145.2

Working Capital Revolver Outstanding
  Qtr 1                                                   $  0.0   $  0.0   $  0.0   $  0.0   $  0.0   $  0.0
  Qtr 2                                                     56.4     19.5     21.9     24.4     26.9     29.6
  Qtr 3                                                     92.2     61.1     68.8     76.3     84.4     92.8
  Qtr 4                                                      1.8      2.7      3.0      3.3      3.7      4.0

Interest Expense @                                         7.895%   7.500%   7.500%   7.500%   7.500%   7.500%
  Qtr 1                                                   $  0.0   $  0.0   $  0.0   $  0.0   $  0.0   $  0.0
  Qtr 2                                                      1.1      0.4      0.4      0.4      0.5      0.5
  Qtr 3                                                      1.8      1.1      1.3      1.4      1.5      1.7
  Qtr 4                                                      0.0      0.0      0.1      0.1      0.1      0.1
                                                          ---------------------------------------------------
    Total                                                 $  2.9   $  1.5   $  1.7   $  1.9   $  2.1   $  2.3

Average Working Capital Revolver Balance                  $ 37.6   $ 20.8   $ 23.4   $ 26.0   $ 28.7   $ 31.6

Cash Balance
  Qtr 1                                                   $ 11.5   $  1.0
  Qtr 2                                                      3.4      1.0
  Qtr 3                                                      7.9      1.0
  Qtr 4                                                      1.9      1.0

Average Cash Balance                                      $  6.2

----------------------
(a)  Projections are from SILVER management.

PROJECT SILVER

FINANCIAL RATIOS
------------------------------------------------------------------------------------------------------------------------------------
(dollars in millions, except per share)

                                                FISCAL YEAR ENDED DECEMBER 31,        PROJECTED FISCAL YEAR ENDED DECEMBER 31,(a)
                                             ------------------------------------   -----------------------------------------------
                                              1993      1994      1995     1996E      1997      1998      1999      2000      2001
                                             ------------------------------------   -----------------------------------------------

CAPITALIZATION
--------------
Senior Debt                                  $ 40.0    $ 40.0    $ 40.0    $ 40.0   $  96.5    $ 97.3    $ 93.2    $ 85.4    $ 73.2
Other Debt                                    142.7     142.7     142.7     142.7     100.0     100.0     100.0     100.0     100.0
                                             ------------------------------------   -----------------------------------------------
  Total Debt                                  182.7     182.7     182.7     182.7     196.5     197.3     193.2     185.4     173.2
Less: Cash                                     (1.9)     (1.9)     (1.9)     (1.9)     (1.9)     (1.9)     (1.9)     (1.9)     (1.9)
                                             ------------------------------------   -----------------------------------------------
Net Debt                                      180.8     180.8     180.8     180.8     194.6     195.4     191.2     183.5     171.2
Book Equity + Preferred                         0.1       0.1       0.1       0.1      11.9      26.3      43.9      65.0      90.5
Total Capitalization                          182.8     182.8     182.8     182.8     208.5     223.6     237.1     250.5     263.6

Working Capital Revolver Committed           $ 92.2    $ 92.2    $ 92.2    $ 92.2   $  61.1    $ 68.8    $ 76.3    $ 84.4    $ 92.8

------------------------------------------------------------------------------------------------------------------------------------

COVERAGE RATIOS:
----------------
Total Interest Expense                       $ 20.6      20.6    $ 20.6    $ 20.6   $  20.6    $ 21.3    $ 21.3    $ 21.0    $ 20.4
Net Interest Expense + Pfd. Divs.              27.0      27.0      27.0      27.0      27.0      28.5      29.5      30.3      30.9

EBITDA                                       $ 13.4    $ 14.3    $18.7     $ 32.0   $  44.2    $ 49.2    $ 54.7    $ 60.5    $ 67.2
  vs. Total Interest                            0.6x      0.7x     0.9x       1.6x      2.1x      2.3x      2.6x      2.9x      3.3x
  vs. Net Interest + Pfd. Divs.                 0.5x      0.5x     0.7x       1.2x      1.6x      1.7x      1.9x      2.0x      2.2x

EBITDA - CAPX                                $ 10.6    $ 11.7    $ 16.0    $ 14.2   $  23.4    $ 43.7    $ 48.5    $ 53.7    $ 59.8
  vs. Total Interest                            0.5x      0.6x      0.8x      0.7x      1.1x      21.x      2.3x      2.6x      2.9x
  vs. Net Interest + Pfd. Divs.                 0.4x      0.4x      0.6x      0.5x      0.9x      1.5x      1.6x      1.8x      1.9x

EBITDA - Norm. CAPX(b)                       $ 10.6    $ 11.7    $ 16.0    $ 27.0   $  39.2    $ 44.2    $ 49.7    $55.5     $ 62.2
  vs. Total Interest                            0.5x      0.6x      0.8x      1.3x      1.9x      2.1x      2.3x     2.6x       3.0x
  vs. Net Interest + Pfd. Divs.                 0.4x      0.4x      0.6x      1.0x      1.5x      1.6x      1.7x     1.8x       2.0x

EBIT                                             --        --        --        --   $  38.8    $ 43.4    $ 48.3    $ 53.5    $ 59.6
  vs. Total Interest                             --        --        --        --       1.9x      2.0x      2.3x      2.5x      2.9x
  vs. Net Interest + Pfd. Divs.                  --        --        --        --       1.4x      1.5x      1.6x      1.8x      1.9x

------------------------------------------------------------------------------------------------------------------------------------

LEVERAGE RATIOS:
----------------
Total Funded Debt/Total Capitalization        100.0%    100.0%    100.0%    100.0%     94.3%     88.2%     81.5%     74.0%     65.7%
Net Funded Debt/Total Capitalization           98.9%     98.9%     98.9%     98.9%     93.3%     87.3%     80.7%     73.3%     64.9%

Total Funded Debt/Equity                         --        --        --        --    1645.7%    748.8%    440.1%    285.2%    191.4%
Net Funded Debt/Equity                           --        --        --        --    1629.4%    741.4%    435.7%    282.2%    189.3%

Total Funded Debt/EBITDA                       13.7x     12.7x      9.8x      5.7x      4.4X      4.0x      3.5x      3.1x      2.6x
Net Funded Debt/EBITDA                         13.5x     12.6x      9.7x      5.6x      4.4x      4.0x      3.5x      3.0x      2.5x
Funded Senior Debt/EBITDA                       3.0x      2.8x      2.1x      1.2x      2.2x      2.0x      1.7x      1.4x      1.1x

Total Committed Debt/EBITDA                    20.6x     19.2x     14.7x      8.6x      5.8x      5.4x      4.9x      4.5x      4.0x
Committed Senior Debt/EBITDA                    9.9x      9.2x      7.1x      4.1x      3.6x      3.4x      3.1x      2.8x      2.5x
Cumulative Bank Debt Paydown                     --        --        --        --     -16.7%    -17.6%    -12.7%     -3.3%     11.5%

------------------------------------
(a) Projections are from SILVER management.
(b) 1996-2001 adjusted to reflect Normalized CAPX = $5.0 million.


PROJECT SILVER

RETURN ANALYSIS
----------------------------------------------------------------------------------------------------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE)

                                                                         PROJECTED FISCAL YEAR ENDED DECEMBER 31, (a)
                                                -------                 ----------------------------------------------
                                                1996E                    1997      1998      1999      2000      2001
                                                -------                 ----------------------------------------------
EBITDA                                          $ 32.0                  $ 44.2    $ 49.2    $ 54.7    $ 60.5    $ 67.2

Firm Value [at] EBITDA Multiple of:
                                       6.0x      192.0                   265.4     295.4     327.9     362.8     403.1
                                       7.0x      224.0                   309.6     344.7     382.6     423.3     470.3
                                       8.0x      256.0                   353.8     393.9     437.2     483.8     537.5

Less: Net Debt                                  (180.8)                 (194.6)   (195.4)   (191.2)   (183.5)   (171.2)
Less: Avg. Wkg. Capital Revolver                 (37.6)                  (20.8)    (23.4)    (26.0)    (28.7)    (31.6)
Less: PIK Preferred                              (50.0)                  (56.5)    (63.8)    (72.1)    (81.5)    (92.1)

Equity Value [at] EBITDA Multiple of:
                                       6.0x      (26.3)                   (6.6)     12.8      38.5      69.1     108.2
                                       7.0x        5.7                    37.7      62.1      93.2     129.6     175.4
                                       8.0x       37.7                    81.9     111.3     147.8     190.0     242.6

Initial Equity Investment                       $ 50.0
Ownership                                         75.0%                   75.0%     75.0%     75.0%     75.0%     75.0%

----------------------------------------------------------------------------------------------------------------------
Equity Return [at] EBITDA Multiple of:
                                       6.0x       #N/A                    #NUM!    -56.2%    -16.7%      0.9%     10.2%
                                       7.0x       #N/A                   -43.5%     -3.5%     11.8%     18.1%     21.3%
                                       8.0x       #N/A                    22.9%     29.2%     30.4%     29.9%     29.5%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SENIOR SUB. DEBENTURES RETURNS

Equity Ownership                                   0.0%
                                               -------
                                                   IRR
                                               -------
                                       6.0x     #VALUE!      (100.0)      11.5      11.5      11.5      11.5      11.5
                                       7.0x     #VALUE!      (100.0)      11.5      11.5      11.5      11.5      11.5
                                       8.0x     #VALUE!      (100.0)      11.5      11.5      11.5      11.5      11.5

----------------------------------------------------------------------------------------------------------------------
PIK PREFERRED RETURNS

Equity Ownership                                   0.0%                    0.0%      0.0%      0.0%      0.0%      0.0%
                                               -------
                                                   IRR
                                               -------
                                       6.0x       13.0%       (50.0)       0.0       0.0       0.0       0.0      92.1
                                       7.0x       13.0%       (50.0)       0.0       0.0       0.0       0.0      92.1
                                       8.0x       13.0%       (50.0)       0.0       0.0       0.0       0.0      92.1
                                               -------
-------------

(a) Projections are from SILVER management.
                                                                                                                  D-9

--------------------------------------------------------------------------------


                      STRATEGIC ACQUIROR PRO FORMA ANALYSES


--------------------------------------------------------------------------------

                                                         ----------
PROJECT SILVER                                           100% CASH ---------
PRO FORMA ACQUISITION ANALYSIS                             0% STOCK PURCHASE
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                       AMERICAN GREETINGS ACQUIRES SILVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------
American Greetings Stock Price@              19-Oct-96      $29.75
SILVER Stock Price@                          19-Oct-96      $26.25

SILVER Shares Outstanding                                    8.676
Options and Warrants@                          $12.38        0.338
                                                            ------
     Total Fully-Diluted Shares                              9.014
Offer Price Per Share                                       $26.25
                                                            ------
Offer Value                                                 $236.6
Plus: Existing Net Debt                                      $31.4
Less: Option & Warrant Proceeds                               (4.2)
                                                            ------
Transaction Value                                           $263.8
                                                            ======
American Greetings 1996E P/E Multiple                        13.8x
SILVER 1996E P/E Multiple                                    14.0x
Offer Price 1996E P/E Multiple                               14.0x
Purchase Premium - %                                          0.0%

Tangible Book Value                                         $149.4
Purchase Premium - $                                          87.2
PP&E Write-Up(0.0%)                                            0.0
PP&E Depreciation Period                                        15
Deferred Tax Liability                                         0.0
New Goodwill-Incl. Transaction Exp.                          $93.0
Goodwill Amortization Period                                    40

Exchange Ratio                                               0.000
Existing American Greetings Shares                          74.758
Pro Forma American Greetings Shares                         74.758

Transaction Expenses                                         $10.0
American Greetings Marginal Tax Rate                         39.0%
SILVER Marginal Tax Rate                                     39.0%
American Greetings Ownership of New Entity                  100.0%
SILVER Ownership of New Entity                                0.0%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                BALANCE SHEET IMPACT
-----------------------------------------------------------------------------------------------
                             AMERICAN GREETINGS SILVER                                 COMBINED
                                      MAY-96    JUN-96         ADJUSTMENTS              MAY-96
                                      ---------------------------------------------------------
Cash                                   $43.0     $6.2                     $0.0           $49.2
Total Debt                             464.2     37.6                    242.4           744.3
                                       -----     ----                                    -----
Net Debt                               421.2     31.4                                    695.1
Equity                               1,251.4    155.5      (155.5)         0.0         1,251.4
Total Capitalization                 1,751.6    193.1                                  1,995.7
----------------------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.                  27.1%    19.5%                                    37.3%
NET DEBT/TOTAL CAP.                    24.6%    16.3%                                    34.8%
----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                            DILUTION ANALYSIS
---------------------------------------------------------------------------------------
                                                           1996E     1997E     1998E
                                                           -----     -----     -----
AMERICAN GREETINGS
Projected American Greetings Standalone EPS                 $2.15     $2.42     $2.71
Projected American Greetings Standalone Net Income         $160.7    $180.9    $202.6

SILVER
Projected SILVER EPS                                        $1.87     $2.84     $3.19
Projected SILVER Standalone Net Income                      $16.2     $24.6     $27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                ($2.3)    ($2.3)    ($2.3)
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               7.0%    (17.0)    (17.0)    (17.0)
                                                           --------------------------
Total Pre-Tax Acquisition Adjustments                      ($19.3)   ($19.3)   ($19.3)

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                ($2.3)    ($2.3)    ($2.3)
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               7.0%    (10.4)    (10.4)    (10.4)
                                                           --------------------------
Total After-Tax Acquisition Adjustments                    ($12.7)   ($12.7)   ($12.7)



PRO FORMA EPS CALCULATION
Projected American Greetings Standalone Net Income         $160.7    $180.9    $202.6
Projected SILVER Standalone Net Income                       16.2      24.6      27.7
- After-Tax Acquisition Adjustments                         (12.7)    (12.7)    (12.7)
                                                           --------------------------
Pro Forma Combined Net Income                              $164.3    $192.9    $217.6

Pro Forma Combined Shares Outstanding                      74.758    74.758    74.758
Pro Forma EPS                                               $2.20     $2.58     $2.91
Projected American Greetings Standalone EPS                 $2.15     $2.42     $2.71
---------------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                        $0.05     $0.16     $0.20
% PICK-UP (DILUTION)                                         2.2%      6.6%      7.4%
PROJECTED PRE-TAX SYNERGIES REQUIRED
 TO BREAK-EVEN                                              ($5.8)   ($19.6)   ($24.6)
---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                               1996         1997         1998
      PREMIUM      OFFER PRICE             DILUTION     DILUTION     DILUTION
      -------      -----------             --------     --------     --------
           0%           $26.25                 2.2%         6.6%         7.4%
          10%            28.88                 1.2%         5.7%         6.6%
          20%            31.50                 0.2%         4.8%         5.8%
          30%            34.13               (0.8%)         4.0%         5.0%
          40%            36.75               (1.8%)         3.1%         4.2%
          50%            39.38               (2.8%)         2.2%         3.4%
          60%            42.00               (3.8%)         1.3%         2.7%
          70%            44.63               (4.8%)         0.4%         1.9%
          80%            47.25               (5.8%)       (0.5%)         1.1%
          90%            49.88               (6.8%)       (1.4%)         0.3%
         100%            52.50               (7.8%)       (2.2%)       (0.5%)
--------------------------------------------------------------------------------

PROJECT SILVER                                                 0% CASH
PRO FORMA ACQUISITION ANALYSIS                               100% STOCK POOLING
-------------------------------------------------------------------------------
(dollars in millions, except per share)

-------------------------------------------------------------------------------
                      AMERICAN GREETINGS ACQUIRES SILVER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
-------------------------------------------------------------------------------
American Greetings Stock Price[at]           19-OCt-96              $ 29.75
SILVER Stock Price@                          19-OCt-96              $ 26.25

SILVER Shares Outstanding                                             8.676
Options and Warrants@                           $12.38                0.338
                                                                    -------
   Total Fully-Diluted Shares                                         9.014
Offer Price Per Share                                               $ 26.25
                                                                    -------
Offer Value                                                         $ 236.6
Plus: Existing Net Debt                                             $  31.4
Less: Option & Warrant Proceeds                                        (4.2)
                                                                    -------
Transaction Value                                                   $ 263.8
                                                                    =======
American Greetings 1996E P/E Multiple                                  13.8x
SILVER 1996E P/E Multiple                                              14.0x
Offer Price 1996E P/E Multiple                                         14.0x
Purchase Premium - %                                                    0.0%

Tangible Book Value                                                 $ 149.4
Purchase Premium - %                                                   87.2
PP&E Write-Up (0.0%)                                                    0.0
PP&E Depreciation Period                                                 15
Deferred Tax Liability                                                  0.0
New Goodwill - Incl. Transaction Exp.                                  $0.0
Goodwill Amortization Period                                             40

Exchange Ratio                                                        0.882
Existing American Greetings Shares                                   74.758
Pro Forma American Greetings Shares                                  82.571

Transaction Expenses                                                $  10.0
American Greetings Marginal Tax Rate                                   39.0%
SILVER  Marginal Tax Rate                                              39.0%
American Greetings Ownership of New Entity                             90.5%
SILVER Ownership of New Entity                                          9.5%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                             BALANCE SHEET IMPACT
-------------------------------------------------------------------------------
                          AMERCIAN GREETINGS SILVER
-------------------------------------------------------------------------------
                                                                       COMBINED
                                 MAY-96     JUN-96      ADJUSTMENTS     MAY-96
                                -----------------------------------------------
Cash                            $   43.0    $  6.2           $(10.0)  $   39.2
Total Debt                         464.2      37.6              0.0      501.8
                                --------    ------                    --------
Net Debt                           421.2      31.4                       462.6
Equity                           1,251.4     155.5      0.0   (10.0)   1,396.9
Total Capitalization             1,715.6     193.1                     1,898.7
-------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.               27.1%     19.5%                       26.4%
NET DEBT/TOTAL CAP.                 24.6%     16.3%                       24.4%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              DILUTION ANALYSIS
-------------------------------------------------------------------------------
                                                        1996E   1997E   1998E
                                                        -----   -----   -----
AMERICAN GREETINGS
Projected American Greetings Standalone EPS             $ 2.15  $ 2.42  $ 2.71
Projected American Greetings Standalone Net Income      $160.7  $180.9  $202.6

SILVER
Projected SILVER EPS                                    $ 1.87  $ 2.84  $ 3.19
Projected SILVER Standalone Net Income                  $ 16.2  $ 24.6  $ 27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                            $  0.0  $  0.0  $  0.0
Incremental Depreciation                                   0.0     0.0     0.0
Synergies                                                  0.0     0.0     0.0
New Interest Expense @                            7.0%     0.0     0.0     0.0
                                                       ------------------------
Total Pre-Tax Acquisition Adjustments                   $  0.0  $  0.0  $  0.0

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                            $  0.0  $  0.0  $  0.0
Incremental Depreciation                                   0.0     0.0     0.0
Synergies                                                  0.0     0.0     0.0
New Interest Expense @                            7.0%     0.0     0.0     0.0
                                                       ------------------------
Total After-Tax Acquisition Adjustments                 $  0.0  $  0.0  $  0.0

PRO FORMA EPS CALCULATION
Projected American Greetings Standalone Net Income      $160.7  $180.9  $202.6
Projected SILVER Standalone Net Income                    16.2    24.6    27.7
- After-Tax Aqcuisition Adjustments                        0.0     0.0     0.0
                                                       ------------------------
Pro Forma Combined Net Income                           $177.0  $205.6  $230.3

Pro Forma Combined Shares Outstanding                   82.571  82.571  82.571
Pro Forma EPS                                           $ 2.14  $ 2.49  $ 2.79
Projected American Greetings Standalone EPS             $ 2.15  $ 2.42  $ 2.71
-------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                    $(0.01) $ 0.07  $ 0.08
% PICK-UP (DILUTION)                                     (0.3%)    2.9%    2.9%
PROJECTED PRE-TAX SYNERGIES REQUIRED
  TO BREAK-EVEN                                         $  0.9  $ (9.4) $(10.7)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             SENSITIVITY ANALYSIS
-------------------------------------------------------------------------------
                                              1996          1997        1998
   PREMIUM      OFFER PRICE                 DILUTION      DILUTION    DILUTION
   -------      -----------                 --------      --------    --------
        0%        $26.25                    (0.3%)           2.9%        2.9%
       10%         28.88                    (1.3%)           1.9%        1.9%
       20%         31.50                    (2.2%)           0.9%        1.0%
       30%         34.13                    (3.1%)          (0.0%)       0.0%
       40%         36.75                    (4.0%)          (0.9%)      (0.9%)
       50%         39.38                    (4.9%)          (1.9%)      (1.8%)
       60%         42.00                    (5.8%)          (2.8%)      (2.7%)
       70%         44.63                    (6.6%)          (3.6%)      (3.6%)
       80%         47.25                    (7.5%)          (4.5%)      (4.5%)
       90%         49.88                    (8.3%)          (5.3%)      (5.3%)
      100%         52.50                    (9.1%)          (6.2%)      (6.1%)
-------------------------------------------------------------------------------

                                                            -----------
PROJECT SILVER                                              100% CASH  ---------
PRO FORMA ACQUISITION ANALYSIS                               0% STOCK  PURCHASE
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                       CSS INDUSTRIES INC ACQUIRES SILVER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------

CSS Industries Inc Stock Price @             20-Oct-96              $ 23.25
SILVER Stock Price @                         20-Oct-96              $ 26.25

SILVER Shares Outstanding                                             8.676
Options and Warrants @                          $12.38                0.338
                                                                    -------
   Total Fully-Diluted Shares                                         9.014
Offer Price Per Share                                               $ 26.25
                                                                    -------
Offer Value                                                         $ 236.6
Plus Existing Net Debt                                              $  31.4
Less Option & Warrant Proceeds                                         (4.2)
                                                                    -------
Transaction Value                                                   $ 263.8
                                                                    =======
CSS Industries Inc 1996E P/E Multiple                                  13.8x
SILVER 1996E P/E Multiple                                              14.0x
Offer Price 1996E P/E Multiple                                         14.0x
Purchase Premium - %                                                    0.0%

Tangible Book Value                                                 $ 149.4
Purchase Premium - $                                                   87.2
PP&E Write-Up (0.0%)                                                    0.0
PP&E Depreciation Period                                                 15
Deferred Tax Liability                                                  0.0
New Goodwill - Incl. Transaction Exp.                               $  93.0
Goodwill Amortization Period                                             40

Exchange Ratio                                                        0.000
Existing CSS Industries Inc Shares                                   10.722
Pro Forma CSS Industries Inc Shares                                  10.722

Transaction Expresses                                               $  10.0
CSS Industries Inc Marginal Tax Rate                                   39.0%
SILVER  Marginal Tax Rate                                              39.0%
CSS Industries Inc Ownership of New Entity                            100.0%
SILVER Ownership of New Entity                                          0.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              BALANCE SHEET IMPACT
--------------------------------------------------------------------------------
                            CSS INDUSTRIES INC SILVER

                                                                       COMBINED
                                 JUN-96     JUN-96      ADJUSTMENTS     JUN-96
                                ------------------------------------------------
Cash                            $  3.4      $  6.2           $  0.0      $  9.6
Total Debt                        21.5        37.6            242.4       301.6
                                ------      ------                       ------
Net Debt                          18.2        31.4                        292.0
Equity                           149.9       155.5    (155.5)   0.0       149.9
Total Capitalization             171.4       193.1                        451.4
--------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.             12.6%       19.5%                        66.8%
NET DEBT/NET CAP.                 10.6%       16.3%                        64.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DILUTION ANALYSIS
--------------------------------------------------------------------------------
                                                        1996E    1997E    1998E
                                                        -----    -----    -----
CSS INDUSTRIES INC
Projected CSS Industries Inc Standalone EPS             $ 1.69   $ 2.03  $ 2.23
Projected CSS Industries Inc Standalone Net Income      $ 18.1   $ 21.8  $ 23.9

SILVER
Projected SILVER EPS                                    $ 1.87   $ 2.84  $ 3.19
Projected SILVER Standalone Net Income                  $ 16.2   $ 24.6  $ 27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                             ($2.3)   ($2.3)  ($2.3)
Incremental Depreciation                                   0.0      0.0     0.0
Synergies                                                  0.0      0.0     0.0
New Interest Expense @                            9.0%   (21.8)   (21.8)  (21.8)
                                                       ------------------------
Total Pre-Tax Acquisition Adjustments                   ($24.1)  ($24.1) ($24.1)

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                             ($2.3)   ($2.3)  ($2.3)
Incremental Depreciation                                   0.0      0.0     0.0
Synergies                                                  0.0      0.0     0.0
New Interest Expense @                            9.0%   (13.3)   (13.3)  (13.3)
                                                       ------------------------
Total After-Tax Acquisition Adjustments                 ($15.6)  ($15.6) ($15.6)

PRO FORMA EPS CALCULATION
Projected CSS Industries Inc Standalone Net Income      $ 18.1   $ 21.8  $ 23.9
Projected SILVER Standalone Net Income                    16.2     24.6    27.7
- After-Tax Aqcuisition Adjustments                      (15.6)   (15.6)  (15.6)
                                                       -------------------------
Pro Forma Combined Net Income                           $ 18.7   $ 30.8  $ 36.0

Pro Forma Combined Shares Outstanding                   10.722   10.722  10.722
Pro Forma EPS                                           $ 1.75   $ 2.87  $ 3.36
Projected CSS Industries Inc Standalone EPS             $ 1.69   $ 2.03  $ 2.23
--------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                    $ 0.06   $ 0.84  $ 1.12
% PICK-UP (DILUTION)                                       3.3%    41.4%   50.3%
PROJECTED PRE-TAX SYNERGIES REQUIRED
  TO BREAK-EVEN                                         $ (1.0)  $(14.8) $(19.7)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                              1996          1997        1998
   PREMIUM      OFFER PRICE                 DILUTION      DILUTION    DILUTION
   -------      -----------                 --------      --------    --------
        0%        $26.25                     3.3%           41.4%       50.3%
       10%         28.88                    (7.2%)          32.7%       42.4%
       20%         31.50                   (17.6%)          24.0%       34.5%
       30%         34.13                   (28.0%)          15.3%       26.6%
       40%         36.75                   (38.5%)           6.6%       18.7%
       50%         39.38                   (48.9%)         (2.1%)       10.8%
       60%         42.00                   (59.3%)        (10.7%)        2.9%
       70%         44.63                   (69.8%)        (19.4%)       (5.0%)
       80%         47.25                   (80.2%)        (28.1%)      (12.9%)
       90%         49.88                   (90.7%)        (36.8%)      (20.8%)
      100%         52.50                  (101.1%)        (45.5%)      (28.7%)
--------------------------------------------------------------------------------

                                                         -----------
PROJECT SILVER                                             0% CASH  ------------
PRO FORMA ACQUISITION ANALYSIS                           100% STOCK POOLING
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                      CSS INDUSTRIES INC ACQUIRES SILVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------
CSS Industries Inc Stock Price@              20-Oct-96      $23.25
SILVER Stock Price@                          20-Oct-96      $26.25

SILVER Shares Outstanding                                    8.676
Options and Warrants@                          $12.38        0.338
                                                            ------
     Total Fully-Dilited Shares                              9.014
Office Price Per Share                                      $26.25
                                                            ------
Offer Value                                                 $236.6
Plus: Existing Net Debt                                      $31.4
Less: Option & Warrant Proceeds                               (4.2)
                                                            ------
Transaction Value                                           $263.8
                                                            ======
CSS Industries Inc 1996E P/E Multiple                        13.8x
SILVER 1996E P/E Multiple                                    14.0x
Offer Price 1996E P/E Multiple                               14.0x
Purchase Premium - %                                          0.0%

Tangible Book Value                                         $149.4
Purchase Premium - $                                          87.2
PP&E Write-Up(0.0%)                                            0.0
PP&E Depreciation Period                                        15
Deferred Tax Liability                                         0.0
New Goodwill-Incl. Transaction Exp.                           $0.0
Goodwill Amortization Period                                    40

Exchange Ratio                                               1.129
Existing CSS Industries Inc Shares                          10.722
Pro Forma CSS Industries Inc Shares                         20.719

Transaction Expenses                                         $10.0
CSS Industries Inc Marginal Tax Rate                          39.0%
SILVER Marginal Tax Rate                                      39.0%
CSS Industries Inc Ownership of New Entity                    51.7%
SILVER Ownership of New Entity                                48.3%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                BALANCE SHEET IMPACT
-----------------------------------------------------------------------------------------------
                            CSS INDUSTRIES INC SILVER                                 COMBINED
                                      JUN-96    JUN-96         ADJUSTMENTS              MAY-96
                                      ---------------------------------------------------------
Cash                                    $3.4     $6.2                   ($10.0)          ($0.4)
Total Debt                              21.5     37.6                      0.0            59.1
                                       -----     ----                                    -----
Net Debt                                18.2     31.4                                     59.6
Equity                                 149.9    155.5      0.0           (10.0)          295.4
Total Capitalization                   171.4    193.1                                    354.5
----------------------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.                   12.6%    19.5%                                    16.7%
NET DEBT/TOTAL CAP.                     10.6%    16.3%                                    16.8%
----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                            DILUTION ANALYSIS
---------------------------------------------------------------------------------------
                                                           1996E     1997E     1998E
                                                           -----     -----     -----
CSS INDUSTRIES INC
Projected CSS Industries Inc Standalone EPS                 $1.69     $2.03     $2.23
Projected CSS Industries Inc Standalone Net Income          $18.1     $21.8     $23.9

SILVER
Projected SILVER EPS                                        $1.87     $2.84     $3.19
Projected SILVER Standalone Net Income                      $16.2     $24.6     $27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                 $0.0      $0.0      $0.0
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               9.0%      0.0       0.0       0.0
                                                           --------------------------
Total Pre-Tax Acquisition Adjustments                        $0.0      $0.0      $0.0

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                 $0.0      $0.0      $0.0
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                           9.0%          0.0       0.0       0.0
                                                           --------------------------
Total After-Tax Acquisition Adjustments                      $0.0      $0.0      $0.0



PRO FORMA EPS CALCULATION
Projected CSS Industries Inc Standalone Net Income          $18.1     $21.8     $23.9
Projected SILVER Standalone Net Income                       16.2      24.6      27.7
- After-Tax Acquisition Adjustments                           0.0       0.0       0.0
                                                           --------------------------
Pro Forma Combined Net Income                               $34.3     $46.4     $51.6

Pro Forma Combined Shares Outstanding                      20.719    20.719    20.719
Pro Forma EPS                                               $1.66     $2.24     $2.49
Projected CSS Industries Inc Standalone EPS                 $1.69     $2.03     $2.23
---------------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                       ($0.03)    $0.21     $0.26
% PICK-UP (DILUTION)                                        (1.9%)    10.3%     11.6%
PROJECTED PRE-TAX SYNERGIES REQUIRED
 TO BREAK-EVEN                                               $1.1    ($7.1)    ($8.8)
---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                               1996         1997         1998
      PREMIUM      OFFER PRICE             DILUTION     DILUTION     DILUTION
      -------      -----------             --------     --------     --------
           0%           $26.25               (1.9%)        10.3%        11.6%
          10%            28.88               (6.5%)         5.2%         6.3%
          20%            31.50              (10.7%)         0.5%         1.6%
          30%            34.13              (14.5%)       (3.8%)       (2.8%)
          40%            36.75              (18.0%)       (7.8%)       (6.8%)
          50%            39.38              (21.3%)      (11.4%)      (10.4%)
          60%            42.00              (24.2%)      (14.8%)      (13.8%)
          70%            44.63              (27.0%)      (17.9%)      (17.0%)
          80%            47.25              (29.6%)      (20.8%)      (19.9%)
          90%            49.88              (32.0%)      (23.5%)      (22.6%)
         100%            52.50              (34.2%)      (26.0%)      (25.2%)
--------------------------------------------------------------------------------

                                                            -----------
PROJECT SILVER                                              100% CASH  ---------
PRO FORMA ACQUISITION ANALYSIS                                0% STOCK  PURCHASE
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                       DEPARTMENT 56, INC ACQUIRES SILVER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------

Department 56, Inc Stock Price @             19-Oct-96              $ 25.25
SILVER Stock Price @                         19-Oct-96              $ 26.25

SILVER Shares Outstanding                                             8.676
Options and Warrants @                          $12.38                0.338
                                                                    -------
   Total Fully-Diluted Shares                                         9.014
Offer Price Per Share                                               $ 26.25
                                                                    -------
Offer Value                                                         $ 236.6
Plus Existing Net Debt                                              $  31.4
Less Option & Warrant Proceeds                                         (4.2)
                                                                    -------
Transaction Value                                                   $ 263.8
                                                                    =======
Department 56, Inc 1996E P/E Multiple                                  11.7x
SILVER 1996E P/E Multiple                                              14.0x
Offer Price 1996E P/E Multiple                                         14.0x
Purchase Premium - %                                                    0.0%

Tangible Book Value                                                 $ 149.4
Purchase Premium - %                                                   87.2
PP&E Write-Up (0.0%)                                                    0.0
PP&E Depreciation Period                                                 15
Deferred Tax Liability                                                  0.0
New Goodwill Incl. Transaction Exp.                                 $  93.0
Goodwill Amortization Period                                             40

Exchange Ratio                                                        0.000
Existing Department 56, Inc Shares                                   21.550
Pro Forma Department 56, Inc Shares                                  21.550

Transaction Expenses                                                $  10.0
Department 56, Inc Marginal Tax Rate                                   39.0%
SILVER Marginal Tax Rate                                               39.0%
Department 56, Inc Ownership of New Entity                            100.0%
SILVER Ownership of New Entity                                          0.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              BALANCE SHEET IMPACT
--------------------------------------------------------------------------------

                            DEPARTMENT 56, INC SILVER                  COMBINED
                                 JUN-96     JUN-96      ADJUSTMENTS     JUN-96
                                ------------------------------------------------
Cash                            $  2.8      $  6.2           $  0.0      $  9.0
Total Debt                       106.9        37.6            242.4       386.9
                                ------      ------                       ------
Net Debt                         104.1        31.4                        377.9
Equity                           179.9       155.5    (155.5)   0.0       179.9
Total Capitalization             286.8       193.1                        566.8
--------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.             37.3%       19.5%                        68.3%
NET DEBT/TOTAL CAP.               36.3%       16.3%                        66.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DILUTION ANALYSIS
--------------------------------------------------------------------------------
                                                        1996E    1997E    1998E
                                                        -----    -----    -----
DEPARTMENT 56, INC
Projected Department 56, Inc Standalone EPS             $ 2.16   $ 2.45  $ 2.77
Projected Department 56, Inc Standalone Net Income      $ 46.5   $ 52.8  $ 59.7

SILVER
Projected SILVER EPS                                    $ 1.87   $ 2.84  $ 3.19
Projected SILVER Standalone Net Income                  $ 16.2   $ 24.6  $ 27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                            $ (2.3)  $ (2.3) $ (2.3)
Incremental Depreciation                                   0.0      0.0     0.0
Synergies                                                  0.0      0.0     0.0
New Interest Expense @                            9.0%   (21.8)   (21.8)  (21.8)
                                                       -------------------------
Total Pre-Tax Acquisition Adjustments                   $(24.1)  $(24.1) $(24.1)

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                            $ (2.3)  $ (2.3) $ (2.3)
Incremental Depreciation                                   0.0      0.0     0.0
Synergies                                                  0.0      0.0     0.0
New Interest Expense @                            9.0%   (13.3)   (13.3)  (13.3)
                                                       -------------------------
Total After-Tax Acquisition Adjustments                 $(15.6)  $(15.6) $(15.6)

PRO FORMA EPS CALCULATION
Projected Department 56, Inc Standalone Net Income      $ 46.5   $ 52.8  $ 59.7
Projected SILVER Standalone Net Income                    16.2     24.6    27.7
- After-Tax Acquisition Adjustments                      (15.6)   (15.6)  (15.6)
                                                       -------------------------
Pro Forma Combined Net Income                           $ 47.1   $ 61.8  $ 71.7

Pro Forma Combined Shares Outstanding                   21.550   21.550  21.550
Pro Forma EPS                                           $ 2.19   $ 2.87  $ 3.33
Projected Department 56, Inc Standalone EPS             $ 2.16   $ 2.45  $ 2.77
--------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                    $ 0.03   $ 0.42  $ 0.56
% PICK-UP (DILUTION)                                       1.3%    17.1%   20.2%
PROJECTED PRO-TAX SYNERGIES REQUIRED
  TO BREAK-EVEN                                         $ (1.0)  $(14.8) $(19.7)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                              1996          1997        1998
   PREMIUM      OFFER PRICE                 DILUTION      DILUTION    DILUTION
   -------      -----------                 --------      --------    --------
        0%        $26.25                     1.3%           17.1%       20.2%
       10%         28.88                    (2.8%)          13.5%       17.0%
       20%         31.50                    (6.9%)           9.9%       13.8%
       30%         34.13                   (10.9%)           6.3%       10.7%
       40%         36.75                   (15.0%)           2.7%        7.5%
       50%         39.38                   (19.0%)          (0.8%)       4.3%
       60%         42.00                   (23.1%)          (4.4%)       1.2%
       70%         44.63                   (27.2%)          (8.0%)      (2.0%)
       80%         47.25                   (31.2%)         (11.6%)      (5.2%)
       90%         49.88                   (35.3%)         (15.2%)      (8.3%)
      100%         52.50                   (39.3%)         (18.8%)     (11.5%)
--------------------------------------------------------------------------------


                                                            -----------
PROJECT SILVER                                                0% CASH  ---------
PRO FORMA ACQUISITION ANALYSIS                              100% STOCK   POOLING
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                       DEPARTMENT 56, INC ACQUIRES SILVER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------

Department 56, Inc Stock Price @             19-Oct-96              $ 25.25
SILVER Stock Price @                         19-Oct-96              $ 26.25

SILVER Shares Outstanding                                             8.676
Options and Warrants @                          $12.38                0.338
                                                                    -------
   Total Fully-Diluted Shares                                         9.014
Offer Price Per Share                                               $ 26.25
                                                                    -------
Offer Value                                                         $ 236.6
Plus Existing Net Debt                                              $  31.4
Less Option & Warrant Proceeds                                         (4.2)
                                                                    -------
Transaction Value                                                   $ 263.8
                                                                    =======
Department 56, Inc 1996E P/E Multiple                                  11.7x
SILVER 1996E P/E Multiple                                              14.0x
Offer Price 1996E P/E Multiple                                         14.0x
Purchase Premium - %                                                    0.0%

Tangible Book Value                                                 $ 149.4
Purchase Premium - %                                                   87.2
PP&E Write-Up (0.0%)                                                    0.0
PP&E Depreciation Period                                                 15
Deferred Tax Liability                                                  0.0
New Goodwill Incl. Transaction Exp.                                 $   0.0
Goodwill Amortization Period                                             40

Exchange Ratio                                                        1.040
Existing Department 56, Inc Shares                                   21.550
Pro Forma Department 56, Inc Shares                                  30.755

Transaction Expenses                                                $  10.0
Department 56, Inc Marginal Tax Rate                                   39.0%
SILVER Marginal Tax Rate                                               39.0%
Department 56, Inc Ownership of New Entity                             70.1%
SILVER Ownership of New Entity                                         29.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              BALANCE SHEET IMPACT
--------------------------------------------------------------------------------

                            DEPARTMENT 56, INC SILVER                  COMBINED
                                 JUN-96     JUN-96      ADJUSTMENTS     JUN-96
                                ------------------------------------------------
Cash                            $  2.8      $  6.2           $(10.0)     $ (1.0)
Total Debt                       106.9        37.6              0.0       144.5
                                ------      ------                       ------
Net Debt                         104.1        31.4                        145.5
Equity                           179.9       155.5    0.0     (10.0)      325.3
Total Capitalization             286.8       193.1                        469.9
--------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.             37.3%       19.5%                        30.8%
NET DEBT/TOTAL CAP.               36.3%       16.3%                        31.0%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              DILUTION ANALYSIS
-------------------------------------------------------------------------------
                                                        1996E    1997E    1998E
                                                        -----    -----    -----
DEPARTMENT 56, INC
Projected Department 56, Inc Standalone EPS             $ 2.16   $ 2.45  $ 2.77
Projected Department 56, Inc Standalone Net Income      $ 46.5   $ 52.8  $ 59.7

SILVER
Projected SILVER EPS                                    $ 1.87   $ 2.84  $ 3.19
Projected SILVER Standalone Net Income                  $ 16.2   $ 24.6  $ 27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                            $  0.0   $  0.0  $  0.0
Incremental Depreciation                                   0.0      0.0     0.0
Synergies                                                  0.0      0.0     0.0
New Interest Expense @                            9.0%     0.0      0.0     0.0
                                                       ------------------------
Total Pre-Tax Acquisition Adjustments                   $  0.0   $  0.0  $  0.0

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                            $  0.0   $  0.0  $  0.0
Incremental Depreciation                                   0.0      0.0     0.0
Synergies                                                  0.0      0.0     0.0
New Interest Expense @                            9.0%     0.0      0.0     0.0
                                                       ------------------------
Total After-Tax Acquisition Adjustments                 $  0.0      0.0     0.0

PRO FORMA EPS CALCULATION
Projected Department 56, Inc Standalone Net Income      $ 46.5   $ 52.8  $ 59.7
Projected SILVER Standalone Net Income                    16.2     24.6    27.7
- After-Tax Acquisition Adjustments                        0.0      0.0     0.0
                                                       -------------------------
Pro Forma Combined Net Income                           $ 62.8   $ 77.4  $ 87.3

Pro Forma Combined Shares Outstanding                   30.755   30.755  30.755
Pro Forma EPS                                           $ 2.04   $ 2.52  $ 2.84
Projected Department 56, Inc Standalone EPS             $ 2.16   $ 2.45  $ 2.77
--------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                    $(0.12)  $ 0.07  $ 0.07
% PICK-UP (DILUTION)                                      (5.5%)    2.8%    2.6%
PROJECTED PRO-TAX SYNERGIES REQUIRED
  TO BREAK-EVEN                                         $  6.0   $ (3.4) $ (3.6)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             SENSITIVITY ANALYSIS
-------------------------------------------------------------------------------
                                              1996          1997        1998
   PREMIUM      OFFER PRICE                 DILUTION      DILUTION    DILUTION
   -------      -----------                 --------      --------    --------
        0%        $26.25                    (5.5%)           2.8%        2.6%
       10%         28.88                    (8.3%)          (0.3%)      (0.5%)
       20%         31.50                   (10.9%)          (3.1%)      (3.3%)
       30%         34.13                   (13.4%)          (5.8%)      (6.0%)
       40%         36.75                   (15.8%)          (8.4%)      (8.6%)
       50%         39.38                   (18.0%)         (10.8%)     (11.0%)
       60%         42.00                   (20.1%)         (13.1%)     (13.3%)
       70%         44.63                   (22.1%)         (15.3%)     (15.5%)
       80%         47.25                   (24.0%)         (17.4%)     (17.5%)
       90%         49.88                   (25.8%)         (19.3%)     (19.5%)
      100%         52.50                   (27.6%)         (21.2%)     (21.4%)
-------------------------------------------------------------------------------


                                                         -----------
PROJECT SILVER                                           100% CASH  ------------
PRO FORMA ACQUISITION ANALYSIS                             0% STOCK PURCHASE
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                          NEWELL CO ACQUIRES SILVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------
Newell Co Stock Price@                       19-Oct-96      $30.50
SILVER Stock Price@                          19-Oct-96      $26.25

SILVER Shares Outstanding                                    8.676
Options and Warrants@                          $12.38        0.338
                                                            ------
     Total Fully-Diluted Shares                              9.014
Offer Price Per Share                                       $26.25
                                                            ------
Offer Value                                                 $236.6
Plus: Existing Net Debt                                      $31.4
Less: Option & Warrant Proceeds                               (4.2)
                                                            ------
Transaction Value                                           $263.8
                                                            ======
Newell Co 1996E P/E Multiple                                 18.7x
SILVER 1996E P/E Multiple                                    14.0x
Offer Price1996E P/E Multiple                                14.0x
Purchase Premium - %                                          0.0%

Tangible Book Value                                         $149.4
Purchase Premium - $                                          87.2
PP&E Write-Up(0.0%)                                            0.0
PP&E Depreciation Period                                        15
Deferred Tax Liability                                         0.0
New Goodwill-Incl. Transaction Exp.                          $93.0
Goodwill Amortization Period                                    40

Exchange Ratio                                               0.000
Existing Newell Co Shares                                  158.784
Pro Forma Newell Co Shares                                 158.784

Transaction Expenses                                         $10.0
Newell Co Marginal Tax Rate                                   39.0%
SILVER Marginal Tax Rate                                      39.0%
Newell Co Ownership of New Entity                            100.0%
SILVER Ownership of New Entity                                 0.0%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                       BALANCE SHEET IMPACT
-----------------------------------------------------------------------------------------------
                                    NEWELL CO SILVER                                   COMBINED
                                      JUN-96   JUN-96         ADJUSTMENTS              JUN-96
                                      ---------------------------------------------------------
Cash                                   $45.5     $6.2                     $0.0           $51.7
Total Debt                             985.1     37.6                    242.4         1,265.2
                                       -----     ----                                    -----
Net Debt                               939.6     31.4                                  1,213.5
Equity                               1,354.3    155.5      (155.5)         0.0         1,354.3
Total Capitalization                 2,339.4    193.1                                  2,619.5
----------------------------------------------------------------------------------------------
Total Debt/Total Cap.                   42.1%    19.5%                                    48.3%
Net Debt/Total Cap.                     40.2%    16.3%                                    46.3%
----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                               DILUTION ANALYSIS
---------------------------------------------------------------------------------------
                                                           1996E     1997E     1998E
                                                           -----     -----     -----
NEWELL CO
Projected Newell Co Standalone EPS                          $1.63     $1.88     $2.16
Projected Newell Co Standalone Net Income                  $258.8    $298.5    $343.3

SILVER
Projected SILVER EPS                                        $1.87     $2.84     $3.19
Projected SILVER Standalone Net Income                      $16.2     $24.6     $27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                ($2.3)    ($2.3)    ($2.3)
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               7.0%    (17.0)    (17.0)    (17.0)
                                                           --------------------------
Total Pre-Tax Acquisition Adjustments                      ($19.3)   ($19.3)   ($19.3)

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                ($2.3)    ($2.3)    ($2.3)
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               7.0%    (10.4)    (10.4)    (10.4)
                                                           --------------------------
Total After-Tax Acquisition Adjustments                    ($12.7)   ($12.7)   ($12.7)



PRO FORMA EPS CALCULATION
Projected Newell Co Standalone Net Income                  $258.8    $298.5    $343.3
Projected SILVER Standalone Net Income                       16.2      24.6      27.7
- After-Tax Acquisition Adjustments                         (12.7)    (12.7)    (12.7)
                                                           --------------------------
Pro Forma Combined Net Income                              $262.4    $310.5    $358.3

Pro Forma Combined Shares Outstanding                     158,784   158,784   158,784
Pro Forma EPS                                               $1.65     $1.96     $2.26
Projected Newell Co Standalone EPS                          $1.63     $1.88     $2.16
---------------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                        $0.02     $0.08     $0.09
% PICK-UP (DILUTION)                                          1.4%      4.0%      4.4%
PROJECTED PRE-TAX SYNERGIES REQUIRED
 TO BREAK-EVEN                                              ($5.8)   ($19.6)   ($24.6)
---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                                1996         1997         1998
      PREMIUM      OFFER PRICE              DILUTION     DILUTION     DILUTION
      -------      -----------              --------     --------     --------
           0%           $26.25                 1.4%         4.0%         4.4%
          10%            28.88                 0.8%         3.5%         3.9%
          20%            31.50                 0.1%         2.9%         3.4%
          30%            34.13                (0.5%)        2.4%         3.0%
          40%            36.75                (1.1%)        1.9%         2.5%
          50%            39.38                (1.7%)        1.3%         2.0%
          60%            42.00                (2.3%)        0.8%         1.6%
          70%            44.63                (3.0%)        0.3%         1.1%
          80%            47.25                (3.6%)       (0.3%)        0.6%
          90%            49.88                (4.2%)       (0.8%)        0.2%
         100%            52.50                (4.8%)       (1.4%)       (0.3%)
--------------------------------------------------------------------------------

                                                         -----------
PROJECT SILVER                                           100% CASH  ------------
PRO FORMA ACQUISITION ANALYSIS                             0% STOCK POOLING
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                          NEWELL CO ACQUIRES SILVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------
Newell Co Stock Price @                      19-Oct-96      $30.50
SILVER Stock Price @                         19-Oct-96      $26.25

SILVER Shares Outstanding                                    8.676
Options and Warrants @                         $12.38        0.338
                                                            ------
     Total Fully-Diluted Shares                              9.014
Offer Price Per Share                                       $26.25
                                                            ------
Offer Value                                                 $236.6
Plus: Existing Net Debt                                      $31.4
Less: Option & Warrant Proceeds                               (4.2)
                                                            ------
Transaction Value                                           $263.8
                                                            ======
Newell Co 1996E P/E Multiple                                 18.7x
SILVER 1996E P/E Multiple                                    14.0x
Offer Price 1996E P/E Multiple                               14.0x
Purchase Premium - %                                          0.0%

Tangible Book Value                                         $149.4
Purchase Premium - $                                          87.2
PP&E Write-Up (0.0%)                                           0.0
PP&E Depreciation Period                                        15
Deferred Tax Liability                                         0.0
New Goodwill-Incl. Transaction Exp.                           $0.0
Goodwill Amortization Period                                    40

Exchange Ratio                                               0.861
Existing Newell Co Shares                                  158.784
Pro Forma Newell Co Shares                                 166.405

Transaction Expenses                                         $10.0
Newell Co Marginal Tax Rate                                  39.0%
SILVER Marginal Tax Rate                                     39.0%
Newell Co Ownership of New Entity                            95.4%
SILVER Ownership of New Entity                                4.6%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                      BALANCE SHEET IMPACT
-----------------------------------------------------------------------------------------------
                                    NEWELL CO SILVER                                   COMBINED
                                      JUN-96   JUN-96         ADJUSTMENTS              JUN-96
                                      ---------------------------------------------------------
Cash                                   $45.5     $6.2                   ($10.0)          $41.7
Total Debt                             985.1     37.6                      0.0         1,022.7
                                       -----     ----                                  -------
Net Debt                               939.6     31.4                                    981.0
Equity                               1,354.3    155.5         0.0        (10.0)        1,499.8
Total Capitalization                 2,339.4    193.1                                  2,522.5
----------------------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.                  42.1%    19.5%                                    40.5%
NET DEBT/TOTAL CAP.                    40.2%    16.3%                                    38.9%
----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                               DILUTION ANALYSIS
---------------------------------------------------------------------------------------
                                                           1996E     1997E     1998E
                                                           -----     -----     -----
NEWELL CO
Projected Newell Co Standalone EPS                          $1.63     $1.88     $2.16
Projected Newell Co Standalone Net Income                  $258.8    $298.5    $343.3

SILVER
Projected SILVER EPS                                        $1.87     $2.84     $3.19
Projected SILVER Standalone Net Income                      $16.2     $24.6     $27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                 $0.0      $0.0      $0.0
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               7.0%      0.0       0.0       0.0
                                                           --------------------------
Total Pre-Tax Acquisition Adjustments                        $0.0      $0.0      $0.0

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                 $0.0      $0.0      $0.0
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               7.0%      0.0       0.0       0.0
                                                           --------------------------
Total After-Tax Acquisition Adjustments                      $0.0      $0.0      $0.0



PRO FORMA EPS CALCULATION
Projected Newell Co Standalone Net Income                  $258.8    $298.5    $343.3
Projected SILVER Standalone Net Income                       16.2      24.6      27.7
- After-Tax Acquisition Adjustments                           0.0       0.0       0.0
                                                           --------------------------
Pro Forma Combined Net Income                              $275.0    $323.2    $371.0

Pro Forma Combined Shares Outstanding                     166.405   166.405   166.405
Pro Forma EPS                                               $1.65     $1.94     $2.23
Projected Newell Co Standalone EPS                          $1.63     $1.88     $2.16
---------------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                        $0.02     $0.68     $0.07
% PICK-UP (DILUTION)                                         1.4%      3.3%      3.1%
PROJECTED PRE-TAX SYNERGIES REQUIRED
 TO BREAK-EVEN                                              ($6.2)   ($16.9)   ($18.4)
---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                               1996         1997         1998
      PREMIUM      OFFER PRICE             DILUTION     DILUTION     DILUTION
      -------      -----------             --------     --------     --------
           0%           $26.25                1.4%          3.3%         3.1%
          10%            28.88                0.9%          2.8%         2.6%
          20%            31.50                0.5%          2.3%         2.2%
          30%            34.13                0.0%)         1.9%         1.7%
          40%            36.75               (0.5%)         1.4%         1.2%
          50%            39.38               (0.9%)         0.9%         0.8%
          60%            42.00               (1.4%)         0.5%         0.3%
          70%            44.63               (1.8%)         0.0%        (0.1%)
          80%            47.25               (2.2%)        (0.4%)        0.6%
          90%            49.88               (2.7%)        (0.9%)       (1.0%)
         100%            52.50               (3.1%)        (1.3%)       (1.5%)
--------------------------------------------------------------------------------

                                                            -----------
PROJECT SILVER                                              100% CASH  ---------
PRO FORMA ACQUISITION ANALYSIS                                0% STOCK  PURCHASE
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                         RUBBERMAID INC ACQUIRES SILVER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------

Rubbermaid Inc Stock Price @                 20-Oct-96              $ 24.00
SILVER Stock Price @                         20-Oct-96              $ 26.25

SILVER Shares Outstanding                                             8.676
Options and Warrants @                          $12.38                0.338
                                                                    -------
   Total Fully-Diluted Shares                                         9.014
Offer Price Per Share                                               $ 26.25
                                                                    -------
Offer Value                                                         $ 236.6
Plus Existing Net Debt                                              $  31.4
Less Option & Warrant Proceeds                                         (4.2)
                                                                    -------
Transaction Value                                                   $ 263.8
                                                                    =======
Rubbermaid Inc 1996E P/E Multiple                                      22.4x
SILVER 1996E P/E Multiple                                              14.0x
Offer Price 1996E P/E Multiple                                         14.0x
Purchase Premium - %                                                    0.0%

Tangible Book Value                                                 $ 149.4
Purchase Premium - %                                                   87.2
PP&E Write-Up (0.0%)                                                    0.0
PP&E Depreciation Period                                                 15
Deferred Tax Liability                                                  0.0
New Goodwill Incl. Transaction Exp.                                 $  93.0
Goodwill Amortization Period                                             40

Exchange Ratio                                                        0.000
Existing Rubbermaid Inc Shares                                      149.768
Pro Forma Rubbermaid Inc Shares                                     149.768

Transaction Expenses                                               $  10.0
Rubbermaid Inc Marginal Tax Rate                                       39.0%
SILVER Marginal Tax Rate                                               39.0%
Rubbermaid Inc Ownership of New Entity                                100.0%
SILVER Ownership of New Entity                                          0.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              BALANCE SHEET IMPACT
--------------------------------------------------------------------------------

                              RUBBERMAID INC SILVER                    COMBINED
                                 JUN-96     JUN-96      ADJUSTMENTS     JUN-96
                                ------------------------------------------------
Cash                           $  33.0      $  6.2           $  0.0     $  39.2
Total Debt                       259.4        37.6            242.4       539.5
                               -------      ------                      -------
Net Debt                         226.4        31.4                        500.2
Equity                           973.5       155.5    (155.5)   0.0       973.5
Total Capitalization           1,232.9       193.1                      1,513.0
--------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.             21.0%       19.5%                        35.7%
NET DEBT/TOTAL CAP.               18.4%       16.3%                        33.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DILUTION ANALYSIS
--------------------------------------------------------------------------------
                                                        1996E    1997E    1998E
                                                        -----    -----    -----
RUBBERMAID INC
Projected Rubbermaid Inc Standalone EPS                $  1.07  $  1.31  $  1.48
Projected Rubbermaid Inc Standalone Net Income         $ 160.3  $ 196.2  $ 221.7

SILVER
Projected SILVER EPS                                   $  1.87  $  2.84  $  3.19
Projected SILVER Standalone Net Income                 $  16.2  $  24.6  $  27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                           $  (2.3)  $ (2.3) $  (2.3)
Incremental Depreciation                                   0.0      0.0      0.0
Synergies                                                  0.0      0.0      0.0
New Interest Expense @                            7.0%   (17.0)   (17.0)   (17.0)
                                                       -------------------------
Total Pre-Tax Acquisition Adjustments                  $ (19.3)  $(19.3) $ (19.3)

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                           $  (2.3)  $ (2.3) $  (2.3)
Incremental Depreciation                                   0.0      0.0      0.0
Synergies                                                  0.0      0.0      0.0
New Interest Expense @                            7.0%   (10.4)   (10.4)   (10.4)
                                                       -------------------------
Total After-Tax Acquisition Adjustments                $ (12.7)  $(12.7) $ (12.7)

PRO FORMA EPS CALCULATION
Projected Rubbermaid Inc Standalone Net Income         $ 160.3  $ 196.2  $ 221.7
Projected SILVER Standalone Net Income                    16.2     24.6     27.7
- After-Tax Acquisition Adjustments                      (12.7)   (12.7)   (12.7)
                                                       -------------------------
Pro Forma Combined Net Income                          $ 163.8  $ 208.2  $ 236.7

Pro Forma Combined Shares Outstanding                  149.768  149.768  149.768
Pro Forma EPS                                          $  1.09  $  1.39  $  1.58
Projected Rubbermaid Inc Standalone EPS                $  1.07  $  1.31  $  1.48
--------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                   $  0.02  $  0.08  $  0.10
% PICK-UP (DILUTION)                                       2.2%     6.1%     6.8%
PROJECTED PRO-TAX SYNERGIES REQUIRED
  TO BREAK-EVEN                                        $  (5.8) $ (19.6) $ (24.6)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             SENSITIVITY ANALYSIS
-------------------------------------------------------------------------------
                                              1996          1997        1998
   PREMIUM      OFFER PRICE                 DILUTION      DILUTION    DILUTION
   -------      -----------                 --------      --------    --------
        0%        $26.25                     2.2%           6.1%       6.8%
       10%         28.88                     1.2%           5.3%       6.0%
       20%         31.50                     0.2%           4.5%       5.3%
       30%         34.13                    (0.8%)          3.6%       4.6%
       40%         36.75                    (1.8%)          2.8%       3.9%
       50%         39.38                    (2.8%)          2.0%       3.2%
       60%         42.00                    (3.8%)          1.2%       2.4%
       70%         44.63                    (4.8%)          0.4%       1.7%
       80%         47.25                    (5.8%)         (0.4%)      1.0%
       90%         49.88                    (6.8%)         (1.3%)      0.3%
      100%         52.50                    (7.8%)         (2.1%)     (0.5%)
-------------------------------------------------------------------------------


                                                            -----------
PROJECT SILVER                                                0% CASH  ---------
PRO FORMA ACQUISITION ANALYSIS                              100% STOCK   POOLING
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                         RUBBERMAID INC ACQUIRES SILVER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------

Rubbermaid Inc Stock Price @                 20-Oct-96              $ 24.00
SILVER Stock Price @                         20-Oct-96              $ 26.25

SILVER Shares Outstanding                                             8.676
Options and Warrants @                          $12.38                0.338
                                                                    -------
   Total Fully-Diluted Shares                                         9.014
Offer Price Per Share                                               $ 26.25
                                                                    -------
Offer Value                                                         $ 236.6
Plus Existing Net Debt                                              $  31.4
Less Option & Warrant Proceeds                                         (4.2)
                                                                    -------
Transaction Value                                                   $ 263.8
                                                                    =======
Rubbermaid Inc 1996E P/E Multiple                                      22.4x
SILVER 1996E P/E Multiple                                              14.0x
Offer Price 1996E P/E Multiple                                         14.0x
Purchase Premium - %                                                    0.0%

Tangible Book Value                                                 $ 149.4
Purchase Premium - %                                                   87.2
PP&E Write-Up (0.0%)                                                    0.0
PP&E Depreciation Period                                                 15
Deferred Tax Liability                                                  0.0
New Goodwill Incl. Transaction Exp.                                 $   0.0
Goodwill Amortization Period                                             40

Exchange Ratio                                                        1.094
Existing Rubbermaid Inc Shares                                      149.768
Pro Forma Rubbermaid Inc Shares                                     159.453

Transaction Expenses                                                $  10.0
Rubbermaid Inc Marginal Tax Rate                                       39.0%
SILVER Marginal Tax Rate                                               39.0%
Rubbermaid Inc Ownership of New Entity                                 93.9%
SILVER Ownership of New Entity                                          6.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              BALANCE SHEET IMPACT
--------------------------------------------------------------------------------

                              RUBBERMAID INC SILVER                    COMBINED
                                 JUN-96     JUN-96      ADJUSTMENTS     JUN-96
                                ------------------------------------------------
Cash                           $  33.0      $  6.2           $(10.0)    $  29.2
Total Debt                       259.4        37.6              0.0       297.0
Net Debt                         226.4        31.4                        267.8
Equity                           973.5       155.5    0.0     (10.0)    1.119.0
Total Capitalization           1,232.9       193.1                      1,416.0
--------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.             21.0%       19.5%                        21.0%
NET DEBT/TOTAL CAP.               18.4%       16.3%                        18.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DILUTION ANALYSIS
--------------------------------------------------------------------------------
                                                        1996E    1997E    1998E
                                                        -----    -----    -----
RUBBERMAID INC
Projected Rubbermaid Inc Standalone EPS                $  1.07  $  1.31  $  1.48
Projected Rubbermaid Inc Standalone Net Income         $ 160.3  $ 196.2  $ 221.7

SILVER
Projected SILVER EPS                                   $  1.87  $  2.84  $ 3.19
Projected SILVER Standalone Net Income                 $  16.2  $  24.6  $ 27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                           $   0.0  $   0.0  $  0.0
Incremental Depreciation                                   0.0      0.0     0.0
Synergies                                                  0.0      0.0     0.0
New Interest Expense @                            7.0%     0.0      0.0     0.0
                                                       ------------------------
Total Pre-Tax Acquisition Adjustments                  $   0.0  $   0.0  $  0.0

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                           $   0.0  $   0.0  $  0.0
Incremental Depreciation                                   0.0      0.0     0.0
Synergies                                                  0.0      0.0     0.0
New Interest Expense @                            7.0%     0.0      0.0     0.0
                                                       ------------------------
Total After-Tax Acquisition Adjustments                $   0.0      0.0     0.0

PRO FORMA EPS CALCULATION
Projected Rubbermaid Inc Standalone Net Income         $ 160.3  $ 196.2  $ 221.7
Projected SILVER Standalone Net Income                    16.2     24.6     27.7
- After-Tax Acquisition Adjustments                        0.0      0.0      0.0
                                                       -------------------------
Pro Forma Combined Net Income                          $ 176.5  $ 220.8  $ 249.4

Pro Forma Combined Shares Outstanding                  159.453  159.453  159.453
Pro Forma EPS                                          $  1.11  $  1.38  $  1.56
Projected Rubbermaid Inc Standalone EPS                $  1.07  $  1.31  $  1.48
--------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                   $  0.04  $  0.07  $  0.08
% PICK-UP (DILUTION)                                       3.4%     5.7%     5.7%
PROJECTED PRO-TAX SYNERGIES REQUIRED
  TO BREAK-EVEN                                        $  (9.6) $ (19.6) $ (21.9)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             SENSITIVITY ANALYSIS
-------------------------------------------------------------------------------
                                              1996          1997        1998
   PREMIUM      OFFER PRICE                 DILUTION      DILUTION    DILUTION
   -------      -----------                 --------      --------    --------
        0%        $26.25                     3.4%           5.7%       5.7%
       10%         28.88                     2.8%           5.1%       5.0%
       20%         31.50                     2.2%           4.4%       4.4%
       30%         34.13                     1.6%           3.8%       3.7%
       40%         36.75                     0.9%           3.2%       3.1%
       50%         39.38                     0.3%)          2.6%       2.5%
       60%         42.00                    (0.3%)          1.9%       1.9%
       70%         44.63                    (0.9%)          1.3%       1.3%
       80%         47.25                    (1.4%)          0.7%       0.7%
       90%         49.88                    (2.0%)          0.1%       0.1%
      100%         52.50                    (2.6%)         (0.4%)     (0.5%)
-------------------------------------------------------------------------------


                                                         -----------
PROJECT SILVER                                           100% CASH  ------------
PRO FORMA ACQUISITION ANALYSIS                             0% STOCK PURCHASE
--------------------------------------------------------------------------------
(dollars in millions, except per share)
--------------------------------------------------------------------------------
                         STANHOME INC ACQUIRES SILVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------
Stanhome Inc Stock Price @                   19-Oct-96      $27.63
SILVER Stock Price @                         19-Oct-96      $26.25

SILVER Shares Outstanding                                    8.676
Options and Warrants @                         $12.38        0.338
                                                            ------
     Total Fully-Diluted Shares                              9.014
Offer Price Per Share                                       $26.25
                                                            ------
Offer Value                                                 $236.6
Plus: Existing Net Debt                                      $31.4
Less: Option & Warrant Proceeds                               (4.2)
                                                            ------
Transaction Value                                           $263.8
                                                            ======
Stanhome Inc 1996E P/E Multiple                              12.2x
SILVER 1996E P/E Multiple                                    14.0x
Offer Price 1996E P/E Multiple                               14.0x
Purchase Premium - %                                          0.0%

Tangible Book Value                                         $149.4
Purchase Premium - $                                          87.2
PP&E Write-Up (0.0%)                                           0.0
PP&E Depreciation Period                                        15
Deferred Tax Liability                                         0.0
New Goodwill-Incl. Transaction Exp.                          $93.0
Goodwill Amortization Period                                    40

Exchange Ratio                                               0.000
Existing Stanhome Inc Shares                                17.898
Pro Forma Stanhome Inc Shares                               17.898

Transaction Expenses                                         $10.0
Stanhome Inc Marginal Tax Rate                               39.0%
SILVER Marginal Tax Rate                                     39.0%
Stanhome Inc Ownership of New Entity                        100.0%
SILVER Ownership of New Entity                                0.0%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                      BALANCE SHEET IMPACT
-----------------------------------------------------------------------------------------------
                                    STANHOME INC SILVER                                COMBINED
                                      JUN-96   JUN-96         ADJUSTMENTS              JUN-96
                                      ---------------------------------------------------------
Cash                                   $20.5     $6.2                     $0.0           $26.7
Total Debt                             126.0     37.6                    242.4           406.0
                                       -----     ----                                    -----
Net Debt                               105.5     31.4                                    379.3
Equity                                 257.8    155.5      (155.5)         0.0           257.8
Total Capitalization                   383.7    193.1                                    663.8
----------------------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.                  32.8%    19.5%                                    61.2%
NET DEBT/TOTAL CAP.                    27.5%    16.3%                                    57.1%
----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                               DILUTION ANALYSIS
---------------------------------------------------------------------------------------
                                                           1996E     1997E     1998E
                                                           -----     -----     -----
STANHOME INC
Projected Stanhome Inc Standalone EPS                       $2.26     $2.67     $3.04
Projected Stanhome Inc Standalone Net Income                $40.5     $47.8     $54.5

SILVER
Projected SILVER EPS                                        $1.87     $2.84     $3.19
Projected SILVER Standalone Net Income                      $16.2     $24.6     $27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                ($2.3)    ($2.3)    ($2.3)
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               7.0%    (21.8)    (21.8)    (21.8)
                                                           --------------------------
Total Pre-Tax Acquisition Adjustments                      ($24.1)   ($24.1)   ($24.1)

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                ($2.3)    ($2.3)    ($2.3)
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               7.0%    (13.3)    (13.3)    (13.3)
                                                           --------------------------
Total After-Tax Acquisition Adjustments                    ($15.6)   ($15.6)   ($15.6)



PRO FORMA EPS CALCULATION
Projected Stanhome Inc Standalone Net Income                $40.5     $47.8     $54.5
Projected SILVER Standalone Net Income                       16.2      24.6      27.7
- After-Tax Acquisition Adjustments                         (15.6)    (15.6)    (15.6)
                                                           --------------------------
Pro Forma Combined Net Income                               $41.0     $56.8     $66.5

Pro Forma Combined Shares Outstanding                      17.898    17.898    17.898
Pro Forma EPS                                               $2.29     $3.17     $3.72
Projected Stanhome Inc Standalone EPS                       $2.26     $2.67     $3.04
-------------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                        $0.03     $0.50     $0.67
% PICK-UP (DILUTION)                                         1.5%     18.8%     22.1%
PROJECTED PRE-TAX SYNERGIES REQUIRED
 TO BREAK-EVEN                                              ($1.0)   ($14.8)   ($19.7)
-------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                               1996         1997         1998
      PREMIUM      OFFER PRICE             DILUTION     DILUTION     DILUTION
      -------      -----------             --------     --------     --------
           0%           $26.25                1.5%         18.8%        22.1%
          10%            28.88               (3.2%)        14.9%        18.6%
          20%            31.50               (7.9%)        10.9%        15.2%
          30%            34.13              (12.6%)         7.0%        11.7%
          40%            36.75              (17.2%)         3.0%         8.2%
          50%            39.38              (21.9%)         0.9%         4.8%
          60%            42.00              (26.6%)        (4.9%)        1.3%
          70%            44.63              (31.3%)        (8.8%)       (2.2%)
          80%            47.25              (35.9%)       (12.8%)       (5.7%)
          90%            49.88              (40.6%)       (16.8%)       (9.1%)
         100%            52.50              (45.3%)       (20.7%)      (12.6%)
--------------------------------------------------------------------------------

                                                         -----------
PROJECT SILVER                                           100% CASH  ------------
PRO FORMA ACQUISITION ANALYSIS                             0% STOCK POOLING
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                         STANHOME INC ACQUIRES SILVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------
Stanhome Inc Stock Price @                   19-Oct-96      $27.63
SILVER Stock Price @                         19-Oct-96      $26.25

SILVER Shares Outstanding                                    8.676
Options and Warrants @                         $12.38        0.338
                                                            ------
     Total Fully-Diluted Shares                              9.014
Offer Price Per Share                                       $26.25
                                                            ------
Offer Value                                                 $236.6
Plus: Existing Net Debt                                      $31.4
Less: Option & Warrant Proceeds                               (4.2)
                                                            ------
Transaction Value                                           $263.8
                                                            ======
Stanhome Inc 1996E P/E Multiple                              12.2x
SILVER 1996E P/E Multiple                                    14.0x
Offer Price 1996E P/E Multiple                               14.0x
Purchase Premium - %                                          0.0%

Tangible Book Value                                         $149.4
Purchase Premium - $                                          87.2
PP&E Write-Up(0.0%)                                            0.0
PP&E Depreciation Period                                        15
Deferred Tax Liability                                         0.0
New Goodwill-Incl. Transaction Exp.                           $0.0
Goodwill Amortization Period                                    40

Exchange Ratio                                               0.950
Existing Stanhome Inc Shares                                17.898
Pro Forma Stanhome Inc Shares                               26.312

Transaction Expenses                                         $10.0
Stanhome Inc Marginal Tax Rate                               39.0%
SILVER Marginal Tax Rate                                     39.0%
Stanhome Inc Ownership of New Entity                         68.0%
SILVER Ownership of New Entity                               32.0%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                    BALANCE SHEET IMPACT
-----------------------------------------------------------------------------------------------
                                  STANHOME INC SILVER                                  COMBINED
                                      JUN-96   JUN-96         ADJUSTMENTS              JUN-96
                                      ---------------------------------------------------------
Cash                                   $20.5     $6.2                   ($10.0)          $16.7
Total Debt                             126.0     37.6                      0.0           163.6
                                       -----     ----                                    -----
Net Debt                               105.5     31.4                                    146.9
Equity                                 257.8    155.5         0.0        (10.0)          403.3
Total Capitalization                   383.7    193.1                                    566.8
----------------------------------------------------------------------------------------------
TOTAL DEBT/TOTAL CAP.                  32.8%    19.5%                                    28.9%
NET DEBT/TOTAL CAP.                    27.5%    16.3%                                    25.9%
----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                               DILUTION ANALYSIS
---------------------------------------------------------------------------------------
                                                           1996E     1997E     1998E
                                                           -----     -----     -----
STANHOME INC
Projected Stanhome Inc Standalone EPS                       $2.26     $2.67     $3.04
Projected Stanhome Inc Standalone Net Income                $40.5     $47.8     $54.5

SILVER
Projected SILVER EPS                                        $1.87     $2.84     $3.19
Projected SILVER Standalone Net Income                      $16.2     $24.6     $27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                 $0.0      $0.0      $0.0
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense@                               9.0%      0.0       0.0       0.0
                                                           --------------------------
Total Pre-Tax Acquisition Adjustments                        $0.0      $0.0      $0.0

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                 $0.0      $0.0      $0.0
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense @                              9.0%      0.0       0.0       0.0
                                                           --------------------------
Total After-Tax Acquisition Adjustments                      $0.0      $0.0      $0.0



PRO FORMA EPS CALCULATION
Projected Stanhome Inc Standalone Net Income                $40.5     $47.8     $54.5
Projected SILVER Standalone Net Income                       16.2      24.6      27.7
- After-Tax Acquisition Adjustments                           0.0       0.0       0.0
                                                           --------------------------
Pro Forma Combined Net Income                               $56.7     $72.4     $82.2

Pro Forma Combined Shares Outstanding                      26.312    26.312    26.312
Pro Forma EPS                                               $2.15     $2.75     $3.12
Projected Stanhome Inc Standalone EPS                       $2.26     $2.67     $3.04
-------------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                       ($0.11)    $0.08     $0.08
% PICK-UP (DILUTION)                                        (4.7%)     3.1%      2.6%
PROJECTED PRE-TAX SYNERGIES REQUIRED
 TO BREAK-EVEN                                               $4.6     ($3.6)    ($3.4)
-------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                               1996         1997         1998
      PREMIUM      OFFER PRICE             DILUTION     DILUTION     DILUTION
      -------      -----------             --------     --------     --------
           0%           $26.25               (4.7%)         3.1%         2.6%
          10%            28.88               (7.7%)        (0.2%)       (0.7%)
          20%            31.50              (10.5%)        (3.2%)       (3.7%)
          30%            34.13              (13.2%)        (6.1%)       (6.5%)
          40%            36.75              (15.7%)        (8.8%)       (9.2%)
          50%            39.38              (18.0%)       (11.3%)      (11.8%)
          60%            42.00              (20.3%)       (13.8%)      (14.2%)
          70%            44.63              (22.4%)       (16.0%)      (16.5%)
          80%            47.25              (24.4%)       (18.2%)      (18.6%)
          90%            49.88              (26.3%)       (20.3%)      (20.7%)
         100%            52.50              (28.1%)       (22.2%)      (22.6%)
--------------------------------------------------------------------------------

                                                         -----------
PROJECT SILVER                                           100% CASH  ------------
PRO FORMA ACQUISITION ANALYSIS                             0% STOCK PURCHASE
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                         TUPPERWARE CORP ACQUIRES SILVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------
Tupperware Corp Stock Price @                19-Oct-96      $46.88
SILVER Stock Price @                         19-Oct-96      $26.25

SILVER Shares Outstanding                                    8.676
Options and Warrants @                         $12.38        0.338
                                                            ------
     Total fully-Diluted Shares                              9.014
Office Price Per Share                                      $26.25
                                                            ------
Offer Value                                                 $236.6
Plus: Existing Net Debt                                      $31.4
Less: Option & Warrant Proceeds                               (4.2)
                                                            ------
Transaction Value                                           $263.8
                                                            ======
Tupperware Corp 1996E P/E Multiple                           17.2x
SILVER 1996E P/E Multiple                                    14.0x
Offer Price1996E P/E Multiple                                14.0x
Purchase Premium - %                                          0.0%

Tangible Book Value                                         $149.4
Purchase Premium - $                                          87.2
PP&E Write-Up (0.0%)                                           0.0
PP&E Depreciation Period                                        15
Deferred Tax Liability                                         0.0
New Goodwill-Incl. Transaction Exp.                          $93.0
Goodwill Amortization Period                                    40

Exchange Ratio                                               0.000
Existing Tupperware Corp Shares                             62.142
Pro Forma Tupperware Corp Shares                            62.142

Transaction Expenses                                         $10.0
Tupperware Corp Marginal Tax Rate                            39.0%
SILVER Marginal Tax Rate                                     39.0%
Tupperware Corp Ownership of New Entity                     100.0%
SILVER Ownership of New Entity                                0.0%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                    BALANCE SHEET IMPACT
-----------------------------------------------------------------------------------------------
                               TUPPERWARE CORP SILVER                                  COMBINED
                                      JUN-96   JUN-96         ADJUSTMENTS              JUN-96
                                      ---------------------------------------------------------
Cash                                   $94.2     $6.2                     $0.0          $100.4
Total Debt                             287.1     37.6                    242.4           567.1
                                       -----     ----                                    -----
Net Debt                               192.9     31.4                                    466.7
Equity                                 245.8    155.5      (155.5)         0.0           245.0
Total Capitalization                   532.1    193.1                                    812.1
----------------------------------------------------------------------------------------------
Total Debt/Total Cap.                  54.0%    19.5%                                    69.8%
Net Debt/Total Cap.                    36.3%    16.3%                                    57.5%
----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                               DILUTION ANALYSIS
---------------------------------------------------------------------------------------
                                                           1996E     1997E     1998E
                                                           -----     -----     -----
TUPPERWARE CORP
Projected Tupperware Corp Standalone EPS                    $2.72     $3.09     $3.52
Projected Tupperware Corp Standalone Net Income            $169.0    $192.0    $218.9

SILVER
Projected SILVER EPS                                        $1.87     $2.84     $3.19
Projected SILVER Standalone Net Income                      $16.2     $24.6     $27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                ($2.3)    ($2.3)    ($2.3)
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense @                              7.0%    (17.0)    (17.0)    (17.0)
                                                           --------------------------
Total Pre-Tax Acquisition Adjustments                      ($19.3)   ($19.3)   ($19.3)

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                ($2.3)    ($2.3)    ($2.3)
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense @                              7.0%    (10.4)    (10.4)    (10.4)
                                                           --------------------------
Total After-Tax Acquisition Adjustments                    ($12.7)   ($12.7)   ($12.7)



PRO FORMA EPS CALCULATION
Projected Tupperware Corp Standalone Net Income            $169.0    $192.0    $218.9
Projected SILVER Standalone Net Income                       16.2      24.6      27.7
- After-Tax Acquisition Adjustments                         (12.7)    (12.7)    (12.7)
                                                           --------------------------
Pro Forma Combined Net Income                              $172.6    $204.0    $233.9

Pro Forma Combined Shares Outstanding                      62.142    62.142    62.142
Pro Forma EPS                                               $2.78     $3.28     $3.76
Projected Tupperware Corp Standalone EPS                    $2.72     $3.09     $3.52
-------------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                        $0.06     $0.19     $0.24
% PICK-UP (DILUTION)                                         2.1%      6.2%      6.9%
PROJECTED PRE-TAX SYNERGIES REQUIRED
 TO BREAK-EVEN                                              ($5.8)   ($19.6)   ($24.6)
-------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                               1996         1997         1998
      PREMIUM      OFFER PRICE             DILUTION     DILUTION     DILUTION
      -------      -----------             --------     --------     --------
           0%           $26.25                2.1%          6.2%         6.9%
          10%            28.88                1.2%          5.4%         6.1%
          20%            31.50                0.2%          4.6%         5.4%
          30%            34.13               (0.7%)         3.7%         4.7%
          40%            36.75               (1.7%)         2.9%         3.9%
          50%            39.38               (2.6%)         2.1%         3.2%
          60%            42.00               (3.6%)        (1.2%)        2.5%
          70%            44.63               (4.5%)         0.4%         1.7%
          80%            47.25               (5.5%)        (0.4%)        1.0%
          90%            49.88               (6.4%)        (1.3%)        0.3%
         100%            52.50               (7.4%)        (2.1%)       (0.5%)
--------------------------------------------------------------------------------

                                                         -----------
PROJECT SILVER                                           100% CASH  ------------
PRO FORMA ACQUISITION ANALYSIS                             0% STOCK POOLING
--------------------------------------------------------------------------------
(dollars in millions, except per share)

--------------------------------------------------------------------------------
                         TUPPERWARE CORP ACQUIRES SILVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                KEY ASSUMPTIONS
--------------------------------------------------------------------------------
Tupperware Corp Stock Price @                19-Oct-96      $46.88
SILVER Stock Price @                         19-Oct-96      $26.25

SILVER Shares Outstanding                                    8.676
Options and Warrants @                         $12.38        0.338
                                                            ------
     Total fully-Diluted Shares                              9.014
Office Price Per Share                                      $26.25
                                                            ------
Offer Value                                                 $236.6
Plus: Existing Net Debt                                      $31.4
Less: Option & Warrant Proceeds                               (4.2)
                                                            ------
Transaction Value                                           $263.8
                                                            ======
Tupperware Corp 1996E P/E Multiple                           17.2x
SILVER 1996E P/E Multiple                                    14.0x
Offer Price 1996E P/E Multiple                               14.0x
Purchase Premium - %                                          0.0%

Tangible Book Value                                         $149.4
Purchase Premium - $                                          87.2
PP&E Write-Up (0.0%)                                            0.0
PP&E Depreciation Period                                        15
Deferred Tax Liability                                         0.0
New Goodwill-Incl. Transaction Exp.                           $0.0
Goodwill Amortization Period                                    40

Exchange Ratio                                               0.560
Existing Tupperware Corp Shares                             62.142
Pro Forma Tupperware Corp Shares                            67.101

Transaction Expenses                                         $10.0
Tupperware Corp Marginal Tax Rate                            39.0%
SILVER Marginal Tax Rate                                     39.0%
Tupperware Corp Ownership of New Entity                      92.6%
SILVER Ownership of New Entity                                7.4%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                    BALANCE SHEET IMPACT
-----------------------------------------------------------------------------------------------
                              TUPPERWARE CORP SILVER                                  COMBINED
                                      JUN-96   JUN-96         ADJUSTMENTS              JUN-96
                                      ---------------------------------------------------------
Cash                                   $94.2     $6.2                   ($10.0)          $90.4
Total Debt                             287.1     37.6                      0.0           324.7
                                       -----     ----                                    -----
Net Debt                               192.9     31.4                                    234.3
Equity                                 245.8    155.5         0.0        (10.0)          390.5
Total Capitalization                   532.1    193.1                                    715.2
----------------------------------------------------------------------------------------------
Total Debt/Total Cap.                  54.0%    19.5%                                    45.4%
Net Debt/Total Cap.                    36.3%    16.3%                                    32.8%
----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                               DILUTION ANALYSIS
---------------------------------------------------------------------------------------
                                                           1996E     1997E     1998E
                                                           -----     -----     -----
TUPPERWARE CORP
Projected Tupperware Corp Standalone EPS                    $2.72     $3.09     $3.52
Projected Tupperware Corp Standalone Net Income            $169.0    $192.0    $218.9

SILVER
Projected SILVER EPS                                        $1.87     $2.84     $3.19
Projected SILVER Standalone Net Income                      $16.2     $24.6     $27.7

PRE-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                 $0.0      $0.0      $0.0
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense @                              7.0%      0.0       0.0       0.0
                                                           --------------------------
Total Pre-Tax Acquisition Adjustments                        $0.0      $0.0      $0.0

AFTER-TAX ACQUISITION ADJUSTMENTS
New Goodwill                                                 $0.0      $0.0      $0.0
Incremental Depreciation                                      0.0       0.0       0.0
Synergies                                                     0.0       0.0       0.0
New Interest Expense @                              7.0%      0.0       0.0       0.0
                                                           --------------------------
Total After-Tax Acquisition Adjustments                      $0.0      $0.0      $0.0



PRO FORMA EPS CALCULATION
Projected Tupperware Corp Standalone Net Income            $169.0    $192.0    $218.9
Projected SILVER Standalone Net Income                       16.2      24.6      27.7
- After-Tax Acquisition Adjustments                           0.0       0.0       0.0
                                                           --------------------------
Pro Forma Combined Net Income                              $185.3    $216.7    $246.6

Pro Forma Combined Shares Outstanding                      67.101    67.101    67.101
Pro Forma EPS                                               $2.76     $3.23     $3.67
Projected Tupperware Corp Standalone EPS                    $2.72     $3.09     $3.52
-------------------------------------------------------------------------------------
$ PICK-UP (DILUTION)                                        $0.04     $0.14     $0.15
% PICK-UP (DILUTION)                                         1.5%      4.5%      4.3%
PROJECTED PRE-TAX SYNERGIES REQUIRED
 TO BREAK-EVEN                                              ($4.5)   ($15.3)   ($16.7)
-------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------
                                               1996         1997         1998
      PREMIUM      OFFER PRICE             DILUTION     DILUTION     DILUTION
      -------      -----------             --------     --------     --------
           0%           $26.25                1.5%          4.5%         4.3%
          10%            28.88                0.7%          3.7%         3.5%
          20%            31.50               (0.0%)         2.9%         2.8%
          30%            34.13               (0.7%)         2.2%         2.0%
          40%            36.75               (1.5%)         1.4%         1.3%
          50%            39.38               (2.2%)         0.7%         0.5%
          60%            42.00               (2.9%)        (0.0%)        0.2%
          70%            44.63               (3.6%)        (0.7%)       (0.2%)
          80%            47.25               (4.3%)        (1.4%)       (1.6%)
          90%            49.88               (4.9%)        (2.1%)       (2.3%)
         100%            52.50               (5.6%)        (2.8%)       (3.0%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SILVER SHAREHOLDER PROFILE

--------------------------------------------------------------------------------

PROJECT SILVER
SHAREHOLDER PROFILE
-----------------------------------------------------------------------------------------------------------------
                                                                    Number of           % of           % of
                                                                     Shares            Primary      Fully Diluted
                                                                    Held (mm)         Ownership      Ownership

5% Institutional Shareholders (a)

        Gabelli Funds, Inc. & Related Entities                        0.900            10.4%           10.0%
        Neuberger & Berman                                            0.400             4.6%            4.4%
        Fidelity Management and Research Corp.                        0.379             4.4%            4.2%
                                                                      -----           -----           -----
                TOTAL 5% SHAREHOLDERS                                 1.679            19.4%           18.6%

Other Insstitutional Holders (b)

        LGT Asset Management Inc.                                     0.412             4.7%            4.6%
        Artisan Partners Ltd.                                         0.391             4.5%            4.3%
        Northern Trust Corp.                                          0.181             2.1%            4.3%
        TCW Group Inc.                                                0.163             1.9%            1.8%
        Barclays Bank PLC                                             0.129             1.5%            1.4%
        PaineWebber Group Inc.                                        0.100             1.2%            1.1%
        Breau Capital Management Inc.                                 0.074             0.9%            0.8%
                                                                      -----           -----           -----
                SUBTOTAL - TOP TEN INSTITUTIONAL HOLDERS              3.128            36.1%           34.7%

        Other                                                         0.364             4.2%            4.0%
                                                                      -----           -----           -----
                TOTAL INSTITUTIONAL HOLDINGS                          3.492            40.3%           38.7%

Management and Directors (a)
        Leonard Florence - Chairman, President, CEO and Director      2.858            32.9%           31.7%
        Melvin L. Levine - VP of Purchasing and Director              0.202             2.3%            2.2%
        Alan R. Kanter - VP of Sales                                  0.182             2.1%            2.0%
        Other Insiders                                                0.401             4.6%            4.5%
                                                                      -----           -----           -----
                TOTAL MANAGEMENT AND DIRECTOR HOLDINGS                3.643            42.0%           40.4%

        Other/Public                                                  1.541            17.8%           17.1%
                                                                      -----           -----           -----
        TOTAL PRIMARY SHARES OUTSTANDING (a)                          8.676           100.0%           96.3%
                                                                      -----           =====
        Options Outstanding (a)                                       0.338                             3.7%
                                                                      -----                           -----
        TOTAL FULLY DILUTED SHARES OUTSTANDING                        9.014                           100.0%
                                                                      =====                           =====

-----------------------------------------
(a)  Source: Draft of Form S-3 dated September 6, 1996

(b)  Source: CDA/Spectrum Report for the quarter ended June 30, 1996